SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 26, 2003

Dear Worthington Industries Shareholder:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders to be held at 2:00 p.m., Eastern Daylight Time, on Thursday, September 25, 2003. The meeting will be held at the Worthington Industries Athletic Center, 905 Dearborn Drive, Columbus, Ohio 43085. The Notice of Annual Meeting of Shareholders and Proxy Statement that follow contain information concerning the business to be conducted at the meeting, including (i) the election of four directors; (ii) the approval of an amendment to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors; (iii) the approval of the Worthington Industries, Inc. 2003 Stock Option Plan; (iv) the reapproval of the material terms of the performance goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan; and (v) the ratification of the selection of KPMG LLP as our independent auditors for the fiscal year ending May 31, 2004.

     It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. I ask that you sign, date and return the enclosed proxy card promptly. Alternatively, registered shareholders may transmit voting instructions for their shares electronically through the Internet or by telephone by following the simple instructions on the proxy card. If you do attend the meeting, you may revoke your proxy in open meeting and vote in person if you so desire. For those shareholders who are unable to attend the meeting, a live audio webcast will be available via Internet link at www.WorthingtonIndustries.com.

     I look forward to personally greeting those shareholders who attend the meeting. On behalf of the Board of Directors and our management team, I would like to express our appreciation for your continued interest in Worthington Industries.

Sincerely,

John P. McConnell
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Worthington Industries, Inc.:

     Notice is hereby given that the 2003 Annual Meeting of Shareholders (the “Annual Meeting”) of Worthington Industries, Inc. (the “Company”) will be held at the Worthington Industries Athletic Center, 905 Dearborn Drive, Columbus, Ohio 43085, on September 25, 2003, at 2:00 p.m., Eastern Daylight Time. The Annual Meeting is being held for the following purposes:

1.	To elect four directors, each for a term of three years;

2.	To approve an amendment to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors;

3.	To approve the Worthington Industries, Inc. 2003 Stock Option Plan;

4.	To reapprove the material terms of the performance goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan;

5.	To ratify the selection of the firm of KPMG LLP as independent auditors of the Company for the fiscal year ending May 31, 2004; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment.

     Only shareholders of record at the close of business on August 1, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. A copy of the Company’s 2003 Annual Report accompanies this notice.

     Please use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, REFER TO THE INSTRUCTIONS ON THE PROXY CARD TO TRANSMIT YOUR VOTING INSTRUCTIONS ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE. Returning the proxy card or transmitting your voting instructions electronically does not deprive you of your right to attend the Annual Meeting and to vote your shares in person for the matters acted upon at the Annual Meeting.

Very truly yours,

Dale T. Brinkman
Secretary

August 26, 2003

PROXY STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
Report of the Audit Committee
EXECUTIVE COMPENSATION
Report of the Compensation and Stock Option Committee on Executive Compensation
PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. 2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
PROPOSAL 3: APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. 2003 STOCK OPTION PLAN
PROPOSAL 4: REAPPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN
PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
AUDIT AND NON-AUDIT FEES
RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
FUTURE ELECTRONIC ACCESS OF TO PROXY MATERIALS AND ANNUAL REPORT
10-K REPORT
OTHER MATTERS
Appendix I
Appendix II
Appendix III
Appendix IV

WORTHINGTON INDUSTRIES, INC.
1205 Dearborn Drive
Columbus, Ohio 43085
(614) 438-3210

PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card are being furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Worthington Industries, Inc. The proxies are being solicited for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 2:00 p.m., Eastern Daylight Time, on Thursday, September 25, 2003, at the Worthington Industries Athletic Center, 905 Dearborn Drive, Columbus, Ohio 43085, or any adjournment. Only shareholders of record at the close of business on August 1, 2003 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. The Company is mailing this Proxy Statement and the accompanying proxy card to those shareholders on or about August 26, 2003.

     As used herein, the term “Company” means Worthington Industries, Inc. or, where appropriate, Worthington Industries, Inc. and its subsidiaries. The term “Common Shares” means the Company’s Common Shares, without par value.

     To ensure your Common Shares will be voted at the Annual Meeting, please sign, date and mail your proxy card in the enclosed envelope promptly, or transmit your voting instructions electronically by accessing the Internet site or by using the toll-free telephone number listed on the proxy card. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 11:59 p.m., Eastern Daylight Time, on September 24, 2003. The Internet and telephone procedures for transmitting voting instructions are designed to authenticate shareholders’ identities, to allow shareholders to submit their voting instructions and to confirm that their instructions have been properly recorded. There are no fees or charges associated with transmitting voting instructions via the Internet or by telephone other than fees or charges that you would typically pay for access to the Internet and for telephone service, if any.

     Those Common Shares represented by properly signed proxies or properly authenticated votes recorded electronically through the Internet or by telephone, that are received prior to the Annual Meeting and not revoked, will be voted as directed by the shareholder. All valid proxies received prior to the Annual Meeting that do not specify how Common Shares should be voted (excluding broker non-votes) will be voted (i) FOR each of the nominees listed below under the caption “PROPOSAL 1: ELECTION OF DIRECTORS,” (ii) FOR approval of the proposed amendment to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors; (iii) FOR approval of the Worthington Industries, Inc. 2003 Stock Option Plan; (iv) FOR the reapproval of the material terms of the performance goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan; and (v) FOR the ratification of the selection of the firm of KPMG LLP as independent auditors for the fiscal year ending May 31, 2004. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     You may revoke a proxy at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by executing and returning to the Company a later-dated proxy card, by voting in person at the Annual Meeting (but only if you are the registered shareholder), by submitting a later-dated electronic vote through the Internet if you previously voted through the Internet, or by voting by telephone at a later date if you previously voted by telephone. Attending the Annual Meeting does not, in itself, revoke a previously appointed proxy.

     Shareholders holding Common Shares in “street name” with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the Common Shares held in “street name” and how to revoke any previously given instructions.

     The solicitation of proxies may be made by mail, personal interview, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive additional compensation for such solicitation activities. In addition, the Company has retained Georgeson Shareholder Communications Inc., New York, New York, to aid in the solicitation of proxies for a fee of approximately $2,000 plus out-of-pocket expenses. Other than the Internet access and telephone service fees described above, all proxy solicitation costs will be borne by the Company.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Voting Rights

     At the Record Date, the total number of outstanding Common Shares entitled to vote at the Annual Meeting is 86,028,496. Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. Each shareholder is entitled to one vote for each Common Share held. There are no cumulative voting rights in the election of directors.

     The results of shareholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. Common Shares represented by properly executed proxies returned to the Company prior to the Annual Meeting or represented by properly authenticated electronic voting instructions recorded through the Internet or by telephone will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked “Abstain”, “Against”, or “Withheld From All Nominees” or are not marked at all. Broker/dealers who hold Common Shares in street name may, under the applicable rules of the New York Stock Exchange (“NYSE”), sign and submit proxies for such Common Shares and may vote such Common Shares on the election of directors and the ratification of the selection of independent auditors, but broker/dealers may not vote such Common Shares on the proposals to approve an amendment to the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors, to approve the Worthington Industries, Inc. 2003 Stock Option Plan, or to reapprove the material terms of the performance goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan, without specific instructions from the customer who owns such Common Shares. Proxies that are signed and submitted by broker/dealers that have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. These proxies count toward the establishment of a quorum for the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

     The Common Shares are the Company’s only outstanding class of voting securities. The following table furnishes, as of August 1, 2003, certain information regarding the beneficial ownership of the Company’s Common Shares by (i) the only person known to management to beneficially own more than 5% of the outstanding Common Shares, (ii) each director, director nominee and executive officer named in the Summary Compensation Table, and (iii) all current directors and executive officers as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership (1)		Percent of Class (2)

John H. McConnell 1205 Dearborn Drive Columbus, Ohio 43085	16,062,420	(3)	18.7%
John T. Baldwin	172,438	(4)	*
John B. Blystone	13,000	(5)	*
James G. Brocksmith, Jr.	0
John S. Christie	341,468	(6)	*
William S. Dietrich, II	40,000	(7)	*
Michael J. Endres	70,100	(8)	*
Peter Karmanos, Jr.	58,000	(9)	*
John R. Kasich	8,000	(5)	*
John P. McConnell	1,619,144	(10)	1.9%
Sidney A. Ribeau	9,200	(5)	*
Ralph V. Roberts	171,473	(11)	*
Mary Fackler Schiavo	12,011	(5)	*
Virgil L. Winland	181,682	(12)	*
All Directors and Executive Officers as a Group (16 people)	2,733,997		3.2%

*	less than 1%

(1)	Unless otherwise stated, each beneficial owner named in this table has sole voting and investment power over the listed Common Shares, or shares such power with his or her spouse.

(2)	The Percent of Class is based on the sum of 86,028,496 Common Shares outstanding on August 1, 2003 and the number of Common Shares, if any, as to which the named beneficial owner has the right to acquire beneficial ownership upon exercise of options which are currently exercisable or will become exercisable within 60 days, as of August 1, 2003 (collectively, “Currently Exercisable Options”).

(3)	Includes 13,402,982 Common Shares held of record by JDEL, Inc. (“JDEL”), a Delaware corporation. The directors of JDEL have given John H. McConnell sole voting and investment power with respect to these Common Shares. JDEL is a wholly-owned subsidiary of JMAC, Inc. (“JMAC”), a private investment company substantially owned, directly or indirectly, by John H. McConnell, John P. McConnell and a family partnership of John H. McConnell, John P. McConnell and their families (collectively, the “McConnell Family”). See “RELATED PARTY TRANSACTIONS.” Also includes 50,000 Common Shares subject to Currently Exercisable Options and 511,750 Common Shares held by John H. McConnell’s wife, as to which 511,750 Common Shares beneficial ownership is disclaimed. The table does not include 2,428,312 Common Shares (2.8% of the Common Shares outstanding) held by an independent trustee in trust for the benefit of Mr. McConnell’s wife, his adult daughter and his son, John P.

McConnell, over which Common Shares the trustee has investment and voting power, subject to the approval of Mrs. McConnell. Beneficial ownership of these 2,428,312 Common Shares is disclaimed.

(4)	Includes 1,600 Common Shares held by Mr. Baldwin as custodian for his minor children and 136,600 Common Shares subject to Currently Exercisable Options.

(5)	Includes 8,000 Common Shares subject to Currently Exercisable Options.

(6)	Includes 192,000 Common Shares subject to Currently Exercisable Options. Also includes 140,000 Common Shares held in The McConnell Educational Foundation for the benefit of third parties, as to which John P. McConnell and John Christie are two of the five co-trustees and share voting and investment power. Beneficial ownership of these 140,000 Common Shares is disclaimed.

(7)	Includes 30,000 Common Shares subject to Currently Exercisable Options.

(8)	Includes 8,000 Common Shares subject to Currently Exercisable Options. Also includes 10,000 Common Shares held by Mr. Endres’ wife. Beneficial ownership of these 10,000 Common Shares is disclaimed.

(9)	Includes 8,000 Common Shares subject to Currently Exercisable Options. Also includes 50,000 Common Shares held by Mr. Karmanos as trustee for a living trust.

(10)	Includes 50,450 Common Shares held by John P. McConnell as custodian for his minor children and 418,400 Common Shares subject to Currently Exercisable Options. Also includes 118,000 Common Shares held by The McConnell Family Trust of which Mr. McConnell is co-trustee and shares voting and investment power. Also includes 140,000 Common Shares held in The McConnell Educational Foundation for the benefit of third parties, of which John P. McConnell and John Christie are two of the five co-trustees and share voting and investment power. Beneficial ownership of these 140,000 Common Shares is disclaimed. John P. McConnell is John H. McConnell’s son.

(11)	Includes 138,400 Common Shares subject to Currently Exercisable Options. Also includes 200 Common Shares held by Mr. Roberts’ wife. Beneficial ownership of these 200 Common Shares is disclaimed.

(12)	Includes 144,200 Common Shares subject to Currently Exercisable Options.

Section 16(a) Beneficial Ownership Reporting Compliance

     To the Company’s knowledge, based solely on a review of copies of the reports furnished to the Company and written representations that no other reports were required to be filed in respect of the fiscal year ended May 31, 2003 (“Fiscal 2003”), all filing requirements applicable to officers, directors and beneficial owners of more than 10% of the outstanding Common Shares under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were complied with; except Sidney A. Ribeau, a director of the Company, filed late one Form 4 reporting two open market purchases which occurred on the same day.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors has designated John B. Blystone, James G. Brocksmith, Jr., William S. Dietrich, II and Sidney A. Ribeau as nominees for election as directors of the Company for terms expiring in 2006. Messrs. Blystone, Brocksmith, Dietrich and Ribeau are currently serving as directors of the Company for terms that expire at the Annual Meeting, and each has served continuously as a director since 1997, 2003, 1996 and 2000, respectively.

     Under Ohio law and the Company’s Code of Regulations, the four nominees receiving the greatest number of votes will be elected as directors. Common Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card. In the event a nominee, who would otherwise receive the required number of votes, is unable to serve, the individuals designated as proxy holders reserve full discretion to vote the Common Shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     The Common Shares represented by the enclosed proxy card will be voted FOR each of the nominees named below unless the shareholder executing the proxy card instructs otherwise.

     The following table sets forth, as of August 1, 2003, the name, age and certain biographical information for each of the individuals nominated by the Board of Directors for election to the Board of Directors and each of the directors who will continue to serve following the Annual Meeting:

Name	Age	Position and Other Business Experience

Nominees:

John B. Blystone	50	Director continuously since 1997, Chairman of the Compensation and Stock Option Committee, and member of the Executive Committee. Mr. Blystone has served as Chairman, President and Chief Executive Officer of SPX Corporation, a global provider of technical products and systems, industrial products and services, flow technology and service solutions, for more than five years. Mr. Blystone is also a director of SPX Corporation.

James G. Brocksmith, Jr.	62	Director continuously since 2003, and member of the Audit Committee. Mr. Brocksmith has been an independent financial consultant for more than five years. He previously served as Deputy Chairman and Chief Operating Officer for the U.S. operations of KPMG Peat Marwick LLP. Mr. Brocksmith also serves as a director of AAR Corp., Alberto-Culver Company, Nationwide Financial Services, Inc. and Sempra Energy.

William S. Dietrich, II	65	Director continuously since 1996. Mr. Dietrich served as Chairman of the Board of Dietrich Industries, Inc., a subsidiary of the Company, for more than five years prior to May 2003, when he retired.

Name	Age	Position and Other Business Experience

Sidney A. Ribeau	55	Director continuously since 2000 and member of the Audit Committee, and the Nominating and Governance Committee. Mr. Ribeau has served as President of Bowling Green State University for more than five years. Mr. Ribeau is also a director of The Andersons, Inc. and Convergys Corporation.
Continuing Directors through 2004:

John P. McConnell	49	Chairman of the Board of Directors continuously since 1996, Director continuously since 1990 and Chairman of the Executive Committee. Mr. McConnell has served as Chief Executive Officer of the Company since June 1993. Mr. McConnell is also a director of Alltel Corporation.

John R. Kasich	51	Director continuously since February 2001, and member of the Compensation and Stock Option Committee, and the Nominating and Governance Committee. Mr. Kasich has been a managing director for Lehman Brothers, an investment banking group, in Columbus, Ohio since January 2001. For more than five years prior to that time, Mr. Kasich was a member of the U. S. House of Representatives. Mr. Kasich also serves as a director of Invacare Corporation and Instinet Group Incorporated.

Mary Fackler Schiavo	47	Director continuously since 1998, Chairman of the Audit Committee, and member of the Nominating and Governance Committee. Ms. Schiavo has been a partner at Baum, Hedlund, Aristei, Guilford & Schiavo, P.C., a law firm in Los Angeles, California, since 2001. From 1997 through 2001, Ms. Schiavo served as a professor at The Ohio State University and also as a consultant for NBC News. Prior to 1997, Ms. Schiavo served as Inspector General for the U. S. Department of Transportation for six years.

Continuing Directors through 2005:

John S. Christie	53	Director continuously since 1999. Mr. Christie has served as President and Chief Operating Officer of the Company since June 1999. Prior to that time, Mr. Christie served as President of JMAC, from 1995 through June 1999.

Michael J. Endres	55	Director continuously since 1999, and member of the Executive Committee, the Audit Committee, and the Compensation and Stock Option Committee. Mr. Endres is a Partner of Stonehenge Financial Holdings, Inc., a private equity investment firm, which he co-founded in August 1999. For more than five years prior to that time, he served as Chairman of BancOne Capital Partners, a financing entity, and as Vice Chairman of BancOne Capital Corporation, an investment banking firm. Mr. Endres also serves as a director of Applied Innovation Inc. and Huntington Bancshares Incorporated.

Name	Age	Position and Other Business Experience

Peter Karmanos, Jr.	60	Director continuously since 1997, Chairman of the Nominating and Governance Committee, and member of the Executive Committee, and the Compensation and Stock Option Committee. Mr. Karmanos has held the position of Chairman of the Board, Chief Executive Officer and Co-Founder of Compuware Corporation, a software development company, for more than five years. Mr. Karmanos also serves as a director of Compuware Corporation and Taubman Centers, Inc.

Compensation of Directors

     During Fiscal 2003, the non-employee directors received for their services as directors, a quarterly fee of $6,000, plus $1,500 for each Board meeting attended in person, $1,000 for participation in each telephonic Board meeting, and $1,000 ($1,500 for a committee chair) for attendance at each committee meeting.

     The Company hired Hewitt & Associates to perform an analysis of the Company’s director compensation. The analysis, presented in May 2003, concluded that the Company’s director compensation was below market, and Hewitt & Associates recommended that the Company’s director compensation be increased. Accordingly, the Board approved an increase in compensation for non-employee directors. Effective June 1, 2003, each non-employee director will receive an annual retainer of $35,000, and each committee chair will receive an additional $5,000 annual retainer. Each non-employee director will also receive $1,500 for attendance at each Board meeting whether attending in person or by telephone, and $1,000 for attendance at each committee meeting.

     Pursuant to the Worthington Industries, Inc. Deferred Compensation Plan for Directors (the “Directors Deferred Plan”), the directors, in general, may elect to defer the payment of all or a portion of their directors’ fees until a specified date or until they are no longer associated with the Company. Participants in the Directors Deferred Plan may elect to have their deferred fees invested at a rate reflecting either (i) the increase or decrease in the fair market value per share of the Company’s Common Shares with dividends reinvested, or (ii) a fixed rate. A committee appointed by the Board of Directors resets the fixed rate at least annually, on a prospective basis to reflect market changes. Payouts under the Directors Deferred Plan are made in cash.

     Under the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors (the “2000 Directors Option Plan”), each non-employee director receives an initial option grant to purchase 4,000 Common Shares and thereafter annual option grants as of the date of the annual meeting of shareholders to purchase 2,000 Common Shares at an exercise price equal to the fair market value of the Common Shares on the date of grant. In general, the options vest one year from the date of grant and have a 10-year term. In accordance with the terms of the 2000 Directors Option Plan, an initial option grant covering 4,000 Common Shares was made to Mr. Brocksmith at the February 2003 Board meeting, with an exercise price of $13.45 per share. The six non-employee directors serving at the time of the 2002 Annual Meeting were each granted an option covering 2,000 Common Shares in September 2002 with an exercise price of $19.15 per share.

     The Board has approved a proposed amendment to the 2000 Directors Option Plan pursuant to which (a) the number of Common Shares covered by the annual grants to non-employee directors would be increased from 2,000 to 4,000 Common Shares; and (b) the number of Common Shares covered by the initial grant to newly-elected or appointed non-employee directors would be increased from 4,000 to 5,000 Common Shares. The amendment is subject to approval by the shareholders at the 2003 Annual

Meeting. See “PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. 2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.”

Structure of Committees of the Board of Directors

     Board Composition

     Under the guidelines adopted by the Board of Directors, a majority of the directors must qualify as independent in accordance with the corporate governance standards of NYSE as currently in effect, and as proposed to be revised. The non-employee directors are to meet at least two times per year, and typically meet in executive session without the employee directors present quarterly, at the time of each Board meeting. These meetings are to be chaired by the independent director on the Executive Committee having the longest service on the Board.

     Board Meetings

     The Board of Directors of the Company held five meetings during Fiscal 2003. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the directors, and (ii) the total number of meetings held by all committees of the directors on which such director served, in each case during the period such director served.

     Committees

     Under the guidelines adopted by the Board of Directors, the Board has four standing committees: the Executive Committee, the Compensation and Stock Option Committee, the Nominating and Governance Committee, and the Audit Committee. All members of the Compensation and Stock Option Committee, the Nominating and Governance Committee, and the Audit Committee are to be independent directors under the corporate governance standards of NYSE.

     Executive Committee

     The Executive Committee members are Messrs. McConnell, Blystone, Endres and Karmanos. The Executive Committee acts on behalf of the Board during times when the Board is not in session. The Executive Committee meets when it is deemed necessary. The Executive Committee may exercise, to the fullest extent permitted by law and not delegated to another committee of the Board of Directors, all of the powers and authority granted to the Board other than the authority of filling vacancies among the directors or in any committee of the directors.

     Compensation and Stock Option Committee

     The Compensation and Stock Option Committee members are Messrs. Blystone, Endres, Karmanos and Kasich, each of whom qualifies as an independent director under the corporate governance standards of NYSE as currently in effect and as proposed to be revised. This Committee met one time during Fiscal 2003. Its functions are to set and review all base and bonus compensation for officers of the Company and to administer the Company’s stock option and long-term incentive plans, including the review and grant of awards under those plans to officers and other employees. The report of the Compensation and Stock Option Committee on Executive Compensation for Fiscal 2003 begins at page 17.

     Nominating and Governance Committee

     The Nominating and Governance Committee members are Mr. Karmanos, Mr. Kasich, Mr. Ribeau and Ms. Schiavo, each of whom qualifies as an independent director under the corporate governance standards of NYSE as currently in effect and as proposed to be revised. This Committee met once during Fiscal 2003. The Nominating and Governance Committee is responsible for developing and recommending to the Board of Directors corporate governance principles and recommending to the Board of Directors individuals to be nominated for election as directors by the shareholders and to fill any vacancies on the Board of Directors between shareholder meetings.

     The Nominating and Governance Committee will consider nominees recommended by shareholders, provided that such nominations are submitted in writing to Chairman, Nominating and Governance Committee, Worthington Industries, Inc., 1205 Dearborn Drive, Columbus, OH 43085, no later than the May 31 preceding the annual meeting of shareholders. Each such submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director if elected, and a commitment by the nominee to meet personally with the Nominating and Governance Committee.

     In accordance with Section 2.03(A) of the Company’s Code of Regulations, any shareholder wishing to make a nomination of an individual for election as a director otherwise than through the Nominating and Governance Committee must give notice to the Secretary of the Company not less than 14 nor more than 50 days prior to the meeting at which directors will be elected, unless shareholders are given less than 21 days’ notice of the meeting, in which case shareholder nominations would be permissible up to seven days after the notice of the meeting has been mailed. The notice of nomination must include the nominee’s name, age, business address and, if known, residence address; the principal occupation or employment of the proposed nominee; the number of Common Shares beneficially owned by the nominee and the nominating shareholder; the name and address of the nominating shareholder, as it appears on the Company’s books; a written consent of the proposed nominee to serve if elected; and any other information concerning the nominee required to be disclosed under the laws and regulations governing proxy solicitations.

     Audit Committee

     The Audit Committee members are Ms. Schiavo, Mr. Brocksmith, Mr. Endres and Mr. Ribeau, each of whom qualifies as an independent director under the corporate governance standards of NYSE as currently in effect and as proposed to be revised. The Board of Directors has determined that Mr. Brocksmith and Mr. Endres each qualify as an audit committee financial expert and each is independent, both as defined by the rules adopted by the Securities and Exchange Commission (the “SEC”). This Committee met eight times during Fiscal 2003.

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors which is attached to this Proxy Statement as Appendix I. The Audit Committee is responsible for assisting the Board of Directors in fulfilling its financial and accounting oversight functions. Specifically, the Audit Committee, on behalf of the Board, monitors and evaluates the Company’s consolidated financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the independence and objectivity of the independent auditors and the annual independent audit of the Company’s consolidated financial statements. The Audit Committee also provides an avenue for communication among the internal auditors, the independent auditors, management and the Board of Directors. The Audit Committee makes recommendations to the Board of Directors or management, concerning auditing and accounting matters and is directly responsible for the appointment, compensation and oversight of the work of the

Company’s independent auditors. In addition, in connection with its oversight responsibilities, the Audit Committee has the ultimate authority to approve all audit engagement fees and terms. The Audit Committee or a designated member of the Audit Committee approves any non-audit engagements of the Company’s independent auditors.

     Corporate Governance

     The Board of Directors intends to continue to review the corporate governance standards as proposed and adopted by NYSE as well as the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the proposed and final rules and regulations promulgated by the SEC implementing the Sarbanes-Oxley Act. The Board intends to take appropriate action to modify its corporate governance standards, including its committee charters and its Code of Conduct applicable to the Company’s principal executive officer and senior financial officers, to the extent necessary to meet the requirements of NYSE, the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC.

     The Corporate Governance Guidelines adopted by the Board of Directors, as well as the written charters for the committees of the Board of Directors and the Company’s Code of Conduct will be available on the Company’s Web site at www.WorthingtonIndustries.com on or about the time of the Annual Meeting.

Report of the Audit Committee

     The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of, and report the results of its activities to, the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements for Fiscal 2003 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the U.S., their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the U.S. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended May 31, 2003 for filing with the SEC.

Audit Committee

Mary Fackler Schiavo, Chairman
James G. Brocksmith, Jr.
Michael J. Endres
Sidney A. Ribeau

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

     The following table provides certain compensation information for the Chief Executive Officer (“CEO”) and the Company’s four other most highly compensated executive officers (collectively, the “Named Executives”) for Fiscal 2003, the fiscal year ended May 31, 2002 (“Fiscal 2002”) and the fiscal year ended May 31, 2001 (“Fiscal 2001”).

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards

	Year	Annual Compensation		Securities
Name and Principal	Ended			Underlying	All Other
Position in Fiscal 2003	May 31	Salary	Bonus	Options(#)	Compensation

John P. McConnell	2003	$485,000	$605,000	200,000	$41,475	(1)
Chairman & Chief	2002	$400,000	$490,000	—	$37,886
Executive Officer	2001	$400,000	$381,000	100,000	$7,491
John S. Christie	2003	$270,000	$480,000	100,000	$32,103	(2)
President & Chief	2002	$245,000	$410,000	—	$20,286
Operating Officer	2001	$225,000	$306,500	70,000	$8,895
John T. Baldwin	2003	$220,000	$340,000	80,000	$23,632	(3)
Vice President &	2002	$180,000	$275,000	—	$18,083
Chief Financial Officer	2001	$160,000	$173,200	35,000	$5,241
Ralph V. Roberts	2003	$175,000	$265,000	40,000	$20,701	(4)
Senior Vice President –	2002	$150,000	$247,500	—	$21,216
Marketing	2001	$150,000	$221,250	20,000	$6,869
Virgil L. Winland	2003	$175,000	$265,000	40,000	$20,970	(5)
Senior Vice President –	2002	$150,000	$242,500	—	$11,871
Manufacturing	2001	$120,000	$203,500	20,000	$5,211

(1)	Includes $5,878 of Company contributions under the Worthington Industries, Inc. Deferred Profit Sharing Plan, a 401(k) plan (the “DPSP”), $32,777 of Company contributions under the Worthington Industries, Inc. Non-Qualified Deferred Compensation Plan (the “Executive Deferred Plan”), and $2,820 for term life insurance premiums attributable to Fiscal 2003.

(2)	Includes $9,815 of Company contributions under the DPSP, $19,657 of Company contributions under the Executive Deferred Plan, and $2,631 for term life insurance premiums attributable to Fiscal 2003.

(3)	Includes $9,820 of Company contributions under the DPSP, $12,895 of Company contributions under the Executive Deferred Plan, and $917 for term life insurance premiums attributable to Fiscal 2003.

(4)	Includes $9,639 of Company contributions under the DPSP, $8,862 of Company contributions under the Executive Deferred Plan, and $2,200 for term life insurance premiums attributable to Fiscal 2003.

(5)	Includes $9,644 of Company contributions under the DPSP, $9,431 of Company contributions under the Executive Deferred Plan, and $1,895 for term life insurance premiums attributable to Fiscal 2003.

Deferred Profit Sharing Plan

     The Named Executives participate in the DPSP (as defined in footnote (1) to the Summary Compensation Table above), together with most other regular full-time, non-union employees of the Company. Contributions made by the Company are generally based on profits and are allocated quarterly to employee accounts based upon total compensation (subject to certain limitations) and length of service. In addition, the Named Executives and other participants in the DPSP may elect to make voluntary contributions from their salary or bonus which, effective January 1, 2003, are matched 50% by Company contributions up to the first 2% of compensation deferred. Distributions under the DPSP are generally deferred until retirement, death, or total and permanent disability.

Executive Deferred Plan

     Executives who choose to participate in the Executive Deferred Plan (as defined in footnote (1) to the Summary Compensation Table above) may elect to defer the payment of up to 50% of their quarterly bonus until a specified date or until they are no longer associated with the Company. Participants in the Executive Deferred Plan may elect to have their deferred bonuses invested at (i) a rate reflecting either the increase or decrease in the fair market value per share of the Company’s Common Shares with dividend reinvestment, or (ii) a fixed rate. A committee appointed by the Board of Directors resets the fixed rate at least annually, on a prospective basis to reflect market changes. In addition, the Company has the option under the Executive Deferred Plan to make contributions to the accounts of participants. Payouts under the Executive Deferred Plan are made in cash.

Option Grants

     The following table summarizes information concerning individual grants of options made to the Named Executives during Fiscal 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants

		Percent			Potential Realizable Value
	Common	of Total			at Assumed Annual Rates of
	Shares	Options			Stock Price Appreciation for
	Underlying	Granted to	Exercise		Option Term (2)
	Options	Employees	Price	Expiration
Name	Granted (#)(1)	In FY	($/sh)	Date	5%	10%

J. P. McConnell	200,000	18.52%	$15.15	6/3/2012	$1,905,551	$4,829,040
J. S. Christie	100,000	9.26%	$15.15	6/3/2012	$952,775	$2,414,520
J. T. Baldwin	80,000	7.41%	$15.15	6/3/2012	$762,220	$1,931,616
R. V. Roberts	40,000	3.70%	$15.15	6/3/2012	$381,110	$965,808
V. L. Winland	40,000	3.70%	$15.15	6/3/2012	$381,110	$965,808

(1)	All reported options were granted as of June 3, 2002 under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the “1997 LTIP”) with exercise prices equal to the fair market value of the Common Shares on the date of grant. The options become exercisable in increments of 20% per year on each anniversary of their grant date. In the event of a change in control of the Company (as defined in the 1997 LTIP), unless the Board of Directors explicitly provides otherwise, all options which have been outstanding at least six months before the date of such change in control become fully exercisable.

(2)	The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. These dollar amounts are not intended to forecast future financial performance or possible future appreciation in the price of the Company’s Common Shares. Shareholders are, therefore, cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that the Named Executives will only realize value from the option grants shown when the price of the Company’s Common Shares appreciates, which benefits all shareholders commensurately.

     As of June 2, 2003, the Company also granted options to employees covering an aggregate of 730,000 Common Shares, including options granted to the Named Executives covering an aggregate of 260,000 Common Shares. The exercise price of these options is equal to $15.26, the fair market value of the Common Shares on June 2, 2003. Information concerning these grants will be included in the appropriate tables in the Company’s 2004 Proxy Statement.

Option Exercises and Holdings

     The following table provides information regarding Common Shares acquired on exercise of options by the Named Executives during Fiscal 2003, as well as information regarding the total number of unexercised options held as of May 31, 2003 by the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL 2003 YEAR-END OPTION VALUES

	Common		Number of Common
	Shares		Shares Underlying
	Acquired	Value	Unexercised Options at		Value of Unexercised
	On	Realized	Fiscal 2003		In-The-Money Options
	Exercise (#)	($)	Year-End (#) (1)		at Fiscal 2003 Year-End ($)(2)

				Not		Not
Name			Exercisable	Exercisable	Exercisable	Exercisable

J. P. McConnell	— (3)	— (3)	385,800	337,200	$533,540	$466,160
J. S. Christie	—	N/A	142,000	218,000	$369,794	$377,896
J. T. Baldwin	7,000	$59,920 (4)	117,400	134,600	$225,454	$177,926
R. V. Roberts	—	N/A	126,800	87,200	$234,600	$129,600
V. L. Winland	—	N/A	133,400	83,600	$225,810	$123,740

(1)	All outstanding options were granted under either the Worthington Industries, Inc. 1990 Stock Option Plan (the “1990 Stock Option Plan”) or the 1997 LTIP with exercise prices equal to the fair market value of the Common Shares on the date of grant. The options become exercisable in increments of 20% per year on each anniversary of their grant date. In the event of a change in control of the Company (as defined in each of the 1990 Stock Option Plan and the 1997 LTIP), unless the Board of Directors explicitly provides otherwise, all options that have been outstanding at least six months before the date of such change in control become fully exercisable.

(2)	Pre-tax value based on the spread between the exercise price and $14.93 per share, the closing price on May 30, 2003, the last business day of Fiscal 2003.

(3)	On July 1, 2003, John P. McConnell exercised an option covering 20,000 Common Shares with a value realized in the amount of $83,600. This exercise is not reflected in the table, because it occurred after the end of fiscal 2003.

(4)	The value realized is the difference between the option exercise price and the price of the Company’s Common Shares on the date of exercise, multiplied by the number of Common Shares acquired on exercise.

Long-Term Incentive Plan Awards

     The following table summarizes information concerning incentive awards made to the Named Executives during Fiscal 2003 under the 1997 LTIP. None of the Named Executives received payouts under the 1997 LTIP for the award period ended May 31, 2003.

LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

		Estimated Future Payouts Under
		Non-Stock Price-Based Plans

	Performance or Other Period
Name	Until Maturation or Payout	Threshold	Target	Maximum

J. P. McConnell	Three year period ended 5/31/06	$480,000	$960,000	$1,440,000
J. S. Christie	Three year period ended 5/31/06	$240,000	$480,000	$720,000
J. T. Baldwin	Three year period ended 5/31/06	$157,500	$315,000	$472,500
R. V. Roberts	Three year period ended 5/31/06	$112,500	$225,000	$337,500
V. L. Winland	Three year period ended 5/31/06	$112,500	$225,000	$337,500

     Payouts of awards are tied to achieving specified levels (threshold, target and maximum) of economic value added and of earnings per share growth for the performance period, with each performance measure carrying a 50% weighting. If the performance level falls between threshold and target, or between target and maximum, the award is prorated. Under the 1997 LTIP, any payouts would generally be made in August following the end of the applicable performance period. Performance awards may be paid in cash, Common Shares, other property or any combination thereof, at the sole discretion of the Compensation and Stock Option Committee at the time of payment.

Equity Compensation Plan Information

     The Company maintains three equity compensation plans (the “Plans”) under which Common Shares may be issued to eligible directors, officers and employees: (i) the 1990 Stock Option Plan; (ii) the 1997 LTIP; and (iii) the 2000 Directors Option Plan. Each Plan has been approved by the shareholders of the Company. The 2000 Directors Option Plan is proposed to be amended upon approval by the shareholders at the Annual Meeting. Shareholders are also being asked to reapprove the material terms of the performance goals under the 1997 LTIP.

     The following table shows for the Plans, as a group, the number of Common Shares issuable upon the exercise of outstanding options, the weighted-average exercise price of outstanding options and the number of Common Shares remaining available for future issuance, excluding Common Shares issuable upon exercise of outstanding options, in each case as of May 31, 2003.

Equity Compensation Plan Information

Number of Common Shares
	Number of		remaining available for future
	Common Shares to		issuance under equity
	be issued upon	Weighted-average	compensation plans (excluding
	exercise of	exercise price of	Common Shares reflected in
Plan Category	outstanding options	outstanding options	column (a))

	(a)	(b)	(c)

Equity compensation plans approved by shareholders	5,941,500 (1)	$13.49 (2)	2,802,850 (3)
Equity compensation plans not approved by shareholders	—	—	—
Total	5,941,500 (1)	$13.49 (2)	2,802,850 (3)

(1)	Includes 3,723,700 Common Shares issuable upon exercise of options granted under the 1990 Stock Option Plan, 2,165,800 Common Shares issuable upon exercise of options granted under the 1997 LTIP and 52,000 Common Shares issuable upon exercise of options granted under the 2000 Directors Option Plan. Performance awards may be paid in cash, Common Shares, or other property or any combination thereof, at the full discretion of the Compensation and Stock Option Committee at the time of payment. If all performance awards are earned to their maximum amount and the Compensation and Stock Option Committee elects to make all payments in the form of Common Shares, then, based upon the closing price of the last business day of the Company’s fiscal year ($14.93), the maximum number of Common Shares which would be issued upon payout of the awards, would be 810,281 Common Shares.

(2)	Represents weighted-average exercise price of options outstanding under the Plans.

(3)	Includes 306,650 Common Shares available under the 1990 Stock Option Plan, 2,302,200 Common Shares available under the 1997 LTIP and 194,000 Common Shares available under the 2000 Directors Option Plan. In addition to options, the 1997 LTIP authorizes awards in the form of stock appreciation rights, restricted stock, performance shares, performance units, dividend equivalents and other stock unit awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other property.

Executive Compensation Report and Performance Graph

Report of the Compensation and Stock Option Committee
on Executive Compensation

     General Compensation Philosophy

     A basic philosophy of Worthington Industries, Inc. is that regular full-time, non-union employees of the Company have a meaningful portion of their total compensation tied to the profitability of the Company. In furtherance of this philosophy, such employees in general participate in incentive compensation programs, such as the Company’s cash profit sharing plan and the executive bonus plan both of which have been in place since the 1960’s. Cash profit sharing, which covers the majority of the Company’s employees, is computed as a fixed percentage of profits.

     The Company’s CEO, its other executive officers and certain other key employees participate in an executive bonus plan (the “Bonus Plan”). Under the Bonus Plan, bonuses paid to participants are based upon operating results and individual performance. Bonuses are paid quarterly and generally account for in excess of 45% of an executive’s total cash compensation.

     Compensation for Executives

     Since bonus payments account for such a large percentage of total compensation and since bonuses are tied to the Company’s operating performance, the largest variable in determining total compensation of the CEO, the executive officers and other participants in the Bonus Plan is the operating performance of the Company. However, bonuses can be adjusted, up or down, based on the individual’s performance, as determined by his or her supervisor, the CEO or the Compensation and Stock Option Committee (the “Compensation Committee”), as appropriate.

     In setting base salaries for the CEO and the executive officers, the Compensation Committee, which is comprised solely of independent directors, has reviewed information regarding compensation paid by other manufacturing companies of similar size to officers with similar responsibilities. It is the Compensation Committee’s intent to set base salaries at levels so that when the Company performs well, the bonus payments (which are tied to Company performance) would put Company executive officers in the upper range of total compensation being paid to officers of comparable companies. Conversely, should the Company’s performance be below that of comparable companies, total executive compensation would fall below the average compensation range.

     Performance of the CEO

     Consistent with the philosophy of the Bonus Plan, profitability of the Company has been the primary variable in the compensation paid to John P. McConnell, the Company’s CEO.

     In Fiscal 2003, the Company faced difficult environments in each of its businesses and responded well. Despite weakness in the economy and the manufacturing sector, specifically including two of the Company’s largest markets in automotive and commercial construction, the Company reported increased earnings for the year. The Company also performed well relative to its competition and the Compensation Committee is pleased with management’s performance in Fiscal 2003.

     The Company’s incentive based executive pay programs are designed to reward management in good years and reduce compensation in weaker years. Consistent with that approach, compensation for the CEO and other members of management increased in Fiscal 2003 compared to Fiscal 2002. Although the Company’s reported net earnings increased from $6,500,000 in Fiscal 2002 to $75,200,000 in Fiscal 2003, Fiscal 2002 net earnings were adversely impacted by large one-time charges relating to a restructuring expense and the impairment of certain assets. Eliminating those two items, Fiscal 2003 net earnings exceeded Fiscal 2002 net earnings by 23%.

     Although better operating results in Fiscal 2003 resulted in increased bonus payments for the year, there were no payouts to the CEO or other executive officers for performance awards previously granted under the 1997 LTIP for the three year period ended May 31, 2003, because the specific financial targets were not achieved. In addition, consistent with the recommendations of management, the Compensation Committee at its May 2003 meeting left base pay unchanged for Mr. McConnell and the other executive officers. As noted last year, at its May 2002 meeting, the Compensation Committee approved a base increase for Mr. McConnell from $400,000 to $485,000. This was Mr. McConnell’s first increase in base pay since the fiscal year ended May 31, 1998, as he had specifically declined to accept base increases previously recommended by the Compensation Committee.

     Performance awards granted to the CEO and the other Named Executives in Fiscal 2003 for the three year period ended May 31, 2006 are shown under the heading “EXECUTIVE COMPENSATION – Long-Term Incentive Plan Awards” and the options granted to the CEO and the other Named Executives as of June 3, 2002 and as of June 2, 2003 are discussed under the heading “EXECUTIVE COMPENSATION – Option Grants.”

     Incentive Compensation

     Bonuses. Although the Bonus Plan is tied to current profitability, it also provides a balance between incentives for current and long-term profitability. Since the payment is based on current year income, the incentive toward current profitability is obvious. However, since future compensation for the executive officers will continue to be based in large part on the Bonus Plan, the Bonus Plan also provides incentives to assure the long-term profitability of the Company.

     Long-term Incentives. Pursuant to the 1997 LTIP, the Compensation Committee has implemented a long-term incentive program which anticipates consideration of (i) annual option grants and (ii) long-term performance awards based on achieving measurable financial criteria over a multiple year period, with payment in cash, Common Shares, other property, or any combination thereof, as determined by the Compensation Committee for achievement of those goals. The Compensation Committee believes options and performance awards are both particularly appropriate methods of motivating and rewarding senior executives. Options align the interests of employee option holders with those of shareholders by providing value tied to stock price increases. Performance awards motivate long-term results because their value is tied to sustained financial achievement over a multiple-year period.

     Performance awards granted to the CEO and other Named Executives in Fiscal 2003 are shown under the heading “EXECUTIVE COMPENSATION – Long-Term Incentive Plan Awards” and the options granted to these individuals both as of June 3, 2002 and as of June 2, 2003 are discussed under the heading “EXECUTIVE COMPENSATION – Option Grants.”

     Although the terms of the Company’s 1990 Stock Option Plan and 1997 LTIP are flexible, all options granted in the past 15 years have been granted at 100% of the fair market value of the underlying Common Shares on the date of grant. As noted, pursuant to the long-term incentive program, the Compensation Committee currently intends to consider annual option grants and performance awards for the CEO and other selected executives. The Compensation Committee will continue to review the appropriate time for option grants for other employees. Among the factors which were considered for prior grants and are likely to be considered for any new grants are the position held by the participant in the Company, individual performance and the timing and amounts of previous grants. Because as of the May 17, 2003 meeting of the Board of Directors, the 1990 Stock Option Plan had fewer than 310,000 Common Shares available for future grants and the 1997 LTIP had fewer than 2,305,000 Common Shares available, the Compensation Committee recommended to the Board of Directors that the 2003 Stock Option Plan be adopted and presented to the shareholders for approval at the Annual Meeting. The Compensation Committee believes it is desirable to continue to have equity-based compensation available under a long-term incentive plan and the 2003 Stock Option Plan, if approved by the shareholders, would address the need for equity-based incentive compensation for a number of years. See “PROPOSAL 3: APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. 2003 STOCK OPTION PLAN.”

     Tax Deductibility

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits deductions for compensation paid to a publicly-held corporation’s five most highly compensated executive officers to $1 million per year per executive officer, excluding “performance-based compensation” meeting certain requirements. Federal regulations issued under Section 162(m) define the provisions which compensatory plans must contain to qualify for the “performance-based” exemption under Section 162(m). The Company’s 1990 Stock Option Plan qualifies for the exemption. It is the Compensation Committee’s intent to have awards under the 1997 LTIP also qualify for the exemption. In order to have the flexibility to do so, the Compensation Committee is requesting that the shareholders reapprove the performance goals set forth in the 1997 LTIP. See “PROPOSAL 4: REAPPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN.”

     Fiscal 2003 was the first fiscal year that any officer’s total annual compensation exceeded $1 million. Even though the major factor in calculating bonuses to be paid under the Bonus Plan is the financial performance of the Company, the Bonus Plan does not satisfy the conditions of the Section 162(m) exemption because, among other things, when the Bonus Plan was initially implemented in the 1960’s, Section 162(m) was not in place and shareholder approval was not required. Shareholder reapproval of the performance goals, which may be set by the Compensation Committee under the 1997 LTIP, is being sought to enable the Compensation Committee to structure awards under the 1997 LTIP so that the Company will be entitled to a tax deduction if and when payouts in respect of awards under the 1997 LTIP are made. Shareholder reapproval of the 1997 LTIP itself is not required. The Compensation Committee intends to re-examine the manner in which substantially all of the total compensation is paid to the CEO to determine if it should be restructured so that total compensation paid to the CEO will be deductible for purposes of Section 162(m). However, the Compensation Committee intends to insure that any change would be consistent with the Company’s compensation philosophy and would not distort or discourage the existing incentives for performance intended to drive the value of the Company. In all cases, however, whether or not some portion of a covered executive officer’s compensation is tax deductible, the Compensation Committee will continue to carefully consider the net cost and value to the Company of its compensation policy.

Compensation and Stock Option Committee

John B. Blystone, Chairman
Michael J. Endres
Peter Karmanos, Jr.
John R. Kasich

Comparison of Five Year Cumulative Total Return

     The following graph compares the five year cumulative return on the Company’s Common Shares, the S&P 500 Stock Index, the S&P Industrials Index and the S&P Steel Index (formerly, Iron & Steel Index), in each case assuming that $100 was invested at May 31, 1998 and that dividends were reinvested when received. The S&P Steel Index, of which the Company is a component, is the most specific index relative to the Company’s largest line of business.

* $100 invested on 5/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending May 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

     Cumulative Total Return

	5/98	5/99	5/00	5/01	5/02	5/03

WORTHINGTON INDUSTRIES, INC.	100.00	75.86	74.97	75.86	105.41	107.49
S & P 500	100.00	121.03	133.71	119.60	103.04	94.73
S & P INDUSTRIALS	100.00	113.05	125.42	137.27	112.18	99.51
S & P STEEL	100.00	86.41	64.75	69.76	83.19	60.69

PROPOSAL 2: APPROVAL OF THE AMENDMENT TO
THE WORTHINGTON INDUSTRIES, INC.
2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     On May 17, 2003, the Board of Directors of the Company adopted, subject to approval by the shareholders, an amendment to the 2000 Stock Option Plan for Non-Employee Directors (the “2000 Directors Option Plan”) which would:

•	increase the number of Common Shares covered by the annual grants to non-employee directors from 2,000 to 4,000 Common Shares; and

•	increase the number of Common Shares covered by the initial grant to newly-elected or appointed non-employee directors from 4,000 to 5,000 Common Shares.

     As noted above in “PROPOSAL 1: ELECTION OF DIRECTORS — Compensation of Directors,” based on market data provided by Hewitt & Associates, the compensation received by the Company’s non-employee directors was determined to be below market. It was proposed that compensation for non-employee directors be increased, and part of that proposal was to increase the number of Common Shares subject to annual option grants made to non-employee directors. The Compensation and Stock Option Committee recommended and the Board of Directors adopted the proposed amendment, subject to shareholder approval. If the proposed amendment is not approved by the shareholders, it will not take effect.

General

     The Board of Directors of the Company adopted the 2000 Directors Option Plan on May 20, 2000 and the Company’s shareholders approved the Plan at the 2000 Annual Meeting of Shareholders.

     The stated purpose of the 2000 Directors Option Plan is to promote the interests of the Company and its shareholders by increasing the proprietary interest of non-employee directors in the growth and performance of the Company by granting them non-qualified stock options to purchase Common Shares and encouraging the non-employee directors to remain as directors of the Company and to put forth maximum efforts for the success of the Company. A complete copy of the 2000 Directors Option Plan as proposed to be amended is attached as Appendix II to this Proxy Statement.

     The 2000 Directors Option Plan became effective on September 28, 2000 and will terminate on the day following the tenth annual meeting of shareholders at which directors are elected following September 28, 2000, unless terminated earlier by exhaustion of the Common Shares available for issuance under the Plan.

Eligibility

     The only individuals eligible to be granted non-qualified stock options under the 2000 Directors Option Plan (“Director Options”) are those members of the Board of Directors who are not employees of the Company or of any of its subsidiaries or affiliates (the “Eligible Directors”). A director ceases to be an Eligible Director upon death, total disability, retirement or any other termination of service as a director, whether or not for cause. As of the date of this Proxy Statement, there are eight individuals serving as Eligible Directors. If the nominees for election to the Board of Directors named in “PROPOSAL 1: ELECTION OF DIRECTORS” are re-elected at the Annual Meeting, there will continue to be eight directors eligible to receive grants of Director Options under the terms of the 2000 Directors Option Plan.

Securities Underlying Option Grants

     The Company’s Common Shares are the only securities underlying the Director Options. Subject to certain adjustments to reflect changes in the Company’s capitalization or corporate structure, the maximum number of Common Shares available for issuance under the 2000 Directors Option Plan is 250,000. As of August 1, 2003, 52,000 Common Shares were subject to outstanding Director Options and 4,000 Common Shares had been issued upon exercise of Director Options granted under the 2000 Directors Option Plan. The Common Shares issuable upon exercise of the Director Options may be issued Common Shares that have been reacquired by the Company or authorized but unissued Common Shares. If any Director Option granted under the 2000 Directors Option Plan terminates for any reason without being exercised in full, the Common Shares subject to, but not delivered under, that Director Option will be available for future grants under the 2000 Directors Option Plan.

     The following table shows, as of August 1, 2003, the number and weighted-average exercise price of outstanding Director Options granted under the 2000 Directors Option Plan to (i) each nominee for election as a non-employee director; and (ii) all current non-employee directors as a group. None of the individuals named in the Summary Compensation Table, the other current executive officers of the Company, the employees of the Company and its subsidiaries or any associate of any director, executive officer or nominee for election as a director of the Company are eligible to receive Director Options.

	Number of Common	Weighted-Average
	Shares Covered	Exercise Price per Share
	by Outstanding	of Outstanding
Name and Position	Director Options	Director Options

Nominees for election as non-employee directors:
John B. Blystone	8,000	$12.05
James G. Brocksmith, Jr.	4,000	$13.45
William S. Dietrich, II	—	—
Sidney A. Ribeau	8,000	$12.05
All current directors who are not executive officers as a group (8 individuals)	52,000	$12.24

     If the proposed amendment to the 2000 Directors Option Plan is approved by the shareholders and the nominees for election to the Board are elected at the Annual Meeting, then eight non-employee directors will receive a Director Option covering 4,000 Common Shares, instead of 2,000 Common Shares, on the date of the Annual Meeting.

Director Option Grants

     Initial and Subsequent Grants

     During the term of the 2000 Directors Option Plan, each Eligible Director is automatically granted Director Options (i) on the date an Eligible Director is first elected or appointed to the Board of Directors (or in the case of then continuing Eligible Directors, on September 28, 2000) (the “Initial Grant”); and (ii) on the date of each subsequent annual meeting of shareholders (an “Annual Grant”). Eligible Directors appointed mid-year received the Annual Grant for that year only if they had served for more than six months prior to the date of the annual meeting of shareholders.

     Under the existing terms of the 2000 Directors Option Plan, the Initial Grant is to purchase 4,000 Common Shares and the Annual Grant is to purchase 2,000 Common Shares. If the proposed amendment is approved by the shareholders, the Initial Grant for new Eligible Directors will be to purchase 5,000 Common Shares and the Annual Grant will be to purchase 4,000 Common Shares.

     Exercise Price

     All Director Options have had and will have an exercise price equal to 100% of the fair market value of the underlying Common Shares on the date of grant. The fair market value of the Common Shares on any relevant date will be the last reported sales price of a Common Share as shown on NYSE (or such other principal exchange on which the Common Shares may then be traded) or, if there are no reported sales on that date, then the last reported sales price on the next preceding day on which such a sale was transacted. On August 1, 2003, the last reported sales price of the Common Shares on NYSE was $14.38. Director Options may be exercised only upon payment of the exercise price in full by delivering cash, by tendering already-owned Common Shares acceptable to the Board of Directors or through a “cashless exercise” program which satisfies the requirements of the Sarbanes-Oxley Act and all other applicable laws, rules and regulations.

     Vesting

     Each Director Option will vest on the first to occur of the first anniversary of the grant date or, as to any Director Option granted as of the date of an annual meeting of shareholders of the Company, the date on which the next annual meeting of shareholders is held following the grant date. Vesting will accelerate upon death, total disability, change in control, or retirement, as such terms are specifically defined in the 2000 Directors Option Plan. The Board can accelerate vesting in its discretion when an Eligible Director leaves the Board for any reason other than removal in accordance with the Company’s Amended Articles of Incorporation and the Ohio General Corporation Law.

     Term of Director Options

     Each Director Option has a term of ten years, which term is shortened to the period indicated upon termination of service for the following reasons: (i) death - three years after death; (ii) retirement - three years after date of retirement as long as the retiring director has attained age 65 or served at least nine years as a member of the Board; (iii) total disability - three years after termination of service; (iv) for cause - immediate termination of Director Options; and (v) any other termination of service - one year after termination.

Administration

     The 2000 Directors Option Plan is administered by the Board of Directors. The Board interprets the 2000 Directors Option Plan and makes all determinations necessary for the administration of the Plan. The Board, however, has no discretion to determine who will be eligible for the grant of Director Options, to set the number of Common Shares subject to any Director Option, to set the exercise price of any Director Option or to determine the timing of grants of Director Options.

Permissible Transferees

     With the permission of the Board, Director Options may be transferable to a limited class of “Permissible Transferees” for estate planning purposes. Permissible Transferees include revocable inter vivos family trusts as to which an Eligible Director is the settlor, members of the Eligible Director’s immediate family, any trust solely for the benefit of the Eligible Director’s immediate family or any partnership or limited liability company whose only partners or members are members of the Eligible Director’s immediate family. The Board can set tighter transfer guidelines at its discretion.

Adjustments

     Generally, the number of Common Shares subject to outstanding Director Options (and the related exercise price), the number of Common Shares which may become subject to future Director Options and the number of Common Shares authorized for issuance under the 2000 Directors Option Plan will be adjusted to avoid dilution of benefits if (i) the Common Shares are changed into or exchanged for other securities or other property of the Company or of another corporation or for cash, whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise, or (ii) if the number of Common Shares of the Company is increased through the payment of a share dividend. The grant of Director Options in no way affects the right of the Company to change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell all or any portion of its assets.

Amendments

     The Board is permitted to amend, alter, suspend, discontinue or terminate the 2000 Directors Option Plan without shareholder approval unless such approval is necessary to comply with any tax or regulatory authority such as the Internal Revenue Service, NYSE or the SEC. Under new Section 303A(8) of the NYSE Listed Company Manual, shareholders are required to approve any material revisions to the 2000 Directors Option Plan, as defined in such Section 303A(8).

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences to the Company and Eligible Directors based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

     An Eligible Director receiving a Director Option does not recognize taxable income on the date of grant of the Director Option, provided that the Director Option does not have a readily ascertainable fair market value at the time it is granted. In general, the Eligible Director must recognize ordinary income at the time of exercise of the Director Option in the amount of the difference between the fair market value of the Common Shares on the date of exercise and the exercise price. The amount of ordinary income recognized by an Eligible Director will be deductible by the Company in the year that the Eligible Director recognizes the income.

     Common Shares acquired upon exercise of a Director Option will have a tax basis equal to their fair market value on the exercise date, and the holding period for the Common Shares generally will begin on the date of exercise. Upon subsequent disposition of the Common Shares, the Eligible Director will recognize a long-term capital gain or a loss if the Eligible Director has held the Common Shares for more than one year prior to disposition, or short-term capital gain or loss if the Eligible Director has held the Common Shares for one year or less. Any such disposition will not result in additional tax consequences to the Company.

     If an Eligible Director pays the exercise price, in whole or in part, by tendering already-owned Common Shares, the Eligible Director will recognize ordinary income in the amount by which the fair market value of the Common Shares received exceeds the exercise price. The Eligible Director will not recognize gain or loss upon tendering the already-owned Common Shares to the Company. The Common

Shares received by an Eligible Director, equal in number to the already-owned Common Shares exchanged therefor, will have the same basis and holding period as the already-owned Common Shares tendered. Common Shares received by an Eligible Director in excess of the number of already-owned Common Shares tendered will have a basis equal to the fair market value of such additional Common Shares as of the exercise date. The holding period for such additional Common Shares will commence as of the date of exercise.

Recommendation and Vote Required to Approve Amendment

     The proposed amendment will be submitted to the shareholders in the form of the following resolution:

RESOLVED, that the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors be amended by deleting Sections 6(a) and 6(b) in their entirety and substituting therefor the following:

(a)	On the date an Eligible Director is first elected or appointed to the Board prior to September 25, 2003, such Eligible Director shall be granted a Director Option to purchase 4,000 Common Shares; provided, however, in respect of the first election to the Board of Eligible Directors prior to the Effective Date, such Director Option shall be granted on the Effective Date. On the date an Eligible Director is first elected or appointed to the Board on or after September 25, 2003, such Eligible Director shall be granted a Director Option to purchase 5,000 Common Shares.

(b)	On the date on which each annual meeting of the shareholders of the Company is held in 2001 and in 2002, each Eligible Director who has served as a director of the Company for more than six months and will continue to serve as a member of the Board on and after such date, shall receive a grant of a Director Option to purchase 2,000 Common Shares. On the date on which each annual meeting of shareholders of the Company is held, beginning with the annual meeting to be held in 2003, each Eligible Director who served as a director of the Company for more than six months and will continue to serve as a member of the Board on and after such date, shall receive a grant of a Director Option to purchase 4,000 Common Shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO THE 2000 DIRECTORS OPTION PLAN.

     Shareholder approval of the proposed amendment to the 2000 Directors Option Plan will require the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all then outstanding Common Shares, present in person or by proxy, and entitled to vote on the proposal. The effect of an abstention is the same as a “no” vote. Broker non-votes will not be counted in determining the number of Common Shares necessary for approval.

PROPOSAL 3: APPROVAL OF
THE WORTHINGTON INDUSTRIES, INC.
2003 STOCK OPTION PLAN

General

     On August 21, 2003, the Board of Directors adopted, subject to approval by the shareholders, the Worthington Industries, Inc. 2003 Stock Option Plan (the “2003 Plan”) and directed that the 2003 Plan be submitted to the shareholders of the Company for approval. The 2003 Plan authorizes the granting of incentive stock options as defined in Section 422 of the Internal Revenue Code (“ISOs”) and non-qualified stock options (“Non-Qualified Stock Options”) (collectively, “Options”) to selected employees of the Company.

     The 2003 Plan is designed to promote and advance the long-term interest of the Company and its shareholders by enabling the Company to attract, retain and reward employees and to strengthen the mutuality of interest between participants and shareholders of the Company by offering Common Shares to selected employees.

     Subject to adjustment as described below, there will be 7,000,000 Common Shares available for issuance under the 2003 Plan. The Company also maintains the 1990 Stock Option Plan and the 1997 LTIP, both of which will remain in effect if the 2003 Plan is approved. As of August 1, 2003: (i) Options covering 3,939,300 Common Shares were outstanding under the 1990 Stock Option Plan leaving 62,650 Common Shares available for new awards; and (ii) Options covering 2,600,800 Common Shares were outstanding under the 1997 LTIP leaving 1,847,200 Common Shares available for new awards.

     The Board of Directors believes it is desirable to continue to have equity-based compensation available under a long-term incentive plan to be used to recruit new employees and for incentives. Approval of the 2003 Plan should address the need for equity-based incentive compensation for a number of years.

     As of the date of this Proxy Statement, no determination has been made regarding the identity of the individuals to whom Options may be granted under the 2003 Plan or the number of Common Shares to be subject to Options that will be granted to participants. The table included under “EXECUTIVE COMPENSATION – Option Grants” at page 13 shows the Options granted to the Named Executives during Fiscal 2003. During Fiscal 2003, Options covering an aggregate of 1,020,000 Common Shares were granted to all employees, including 515,000 Common Shares granted to current executive officers of the Company as a group. Because Option grants under the 2003 Plan will be made by the Compensation and Stock Option Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the Company, past Option grants may not be reflective of future Option grants under the 2003 Plan.

     The following summary of the essential features of the 2003 Plan is qualified by reference to the full text of the 2003 Plan, a copy of which is attached as Appendix III to this Proxy Statement.

Administration

     The 2003 Plan will be administered by the Compensation and Stock Option Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee has the sole authority to construe and interpret the 2003 Plan and to make rules and regulations relating to implementation of the 2003 Plan, to select participants, to establish the terms and conditions of grants of

Options and to grant Options, with broad authority to delegate responsibilities, except with respect to selection for participation of, and granting of Options to, persons subject to Sections 16(a) and 16(b) of the Exchange Act or Section 162(m) of the Internal Revenue Code. Members of the Compensation Committee are not eligible to receive Options under the 2003 Plan.

Eligibility

     All employees of the Company and its subsidiaries selected by the Compensation Committee are eligible to receive Options under the 2003 Plan. The Company has approximately 7,700 employees. Selection of the recipients of, and the nature and size of, Options granted under the 2003 Plan will be solely within the discretion of the Compensation Committee. No employee may, in any one year, be granted Options under the 2003 Plan covering more than 250,000 Common Shares, subject to adjustment for changes in capitalization as described below.

Common Shares Subject to 2003 Plan

     A total of 7,000,000 Common Shares will be available for issuance under the 2003 Plan. Such maximum number of Common Shares available as well as any share-based limits under the 2003 Plan are subject to appropriate equitable adjustment in the event of any stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, spin-off, distribution of assets to shareholders or similar corporate change affecting the Common Shares. The exercise price and any other limits or terms of an outstanding Option will also be appropriately adjusted.

     For the purpose of computing the total number of Common Shares available for Options under the 2003 Plan, there will be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Options at the date of the grant of such Options. However, if any Options are forfeited, terminated, settled in cash, or otherwise than the issuance of Common Shares or expire unexercised, the Common Shares theretofore subject to those Options will again be available for future Options. In addition, any Common Shares which are used as full or partial payment of the exercise price of an Option will again be available for Options under the 2003 Plan. The Common Shares which may be issued to participants in the 2003 Plan may be either authorized and unissued Common Shares or Common Shares which have been reacquired by the Company. No fractional shares will be issued under the 2003 Plan.

Terms and Conditions of Options

     ISOs

     ISOs may be granted in respect of up to 1,000,000 Common Shares. The Common Shares in respect of which ISOs granted under the 2003 Plan and all other option plans of the Company are first exercisable by any participant during any calendar year may not have a fair market value (determined at the date of grant) in excess of $100,000 or such other limit as may be imposed by the Internal Revenue Code. ISOs will be exercisable for such period as determined by the Compensation Committee, but not exceeding ten years from the date of grant. No ISOs may be granted later than August 20, 2013. However, an ISO granted to an employee who owns Common Shares possessing more than 10% of the voting power of the Company (a “10% Owner”) will not be exercisable more than five years after the grant date.

     Non-Qualified Stock Options

     Non-Qualified Stock Options may be granted for such number of Common Shares and will be exercisable for such period or periods as the Compensation Committee determines, but not exceeding ten years from the date of grant.

     No Non-Qualified Stock Option may be granted under the 2003 Plan more than ten years after the date the 2003 Plan is approved by the shareholders.

     Option Exercise Prices

     The exercise price of each Option granted to an employee will be specified by the Compensation Committee in the Option agreement and must be at least 100% of the fair market value of the underlying Common Shares on the grant date. However, an ISO granted to a 10% Owner will have an exercise price of at least 110% of the fair market value of the underlying Common Shares on the grant date. For purposes of the 2003 Plan, the fair market value of a Common Share on a particular date will be the closing sale price as shown on NYSE (or such other principal exchange on which the Common Shares may then be traded) on that date. On August 1, 2003, the closing price of the Common Shares on NYSE was $14.38.

     Exercise of Options

     Generally, each Option becomes exercisable as to 20% of the Common Shares subject to the Option after each of the first through the fifth anniversaries of the date of grant of the Option and remains exercisable until the expiration of the Option’s term. However, the Compensation Committee may change this vesting schedule in its discretion. No Option may be exercised unless the holder thereof remains in continuous employ of the Company or one of its subsidiaries, except in cases of retirement, disability or death.

     In the event of the death or disability of a participant while in the employment of the Company or its subsidiaries, unless otherwise specified in the participant’s Option agreement, each of the participant’s Options which are then outstanding and exercisable will remain exercisable by the participant or the participant’s beneficiary until the earlier of (i) the fixed expiration date or (ii) 36 months after the date of termination due to death or disability (12 months in the case of an ISO). In the case of retirement, unless otherwise specified in the participant’s Option agreement, the participant’s Options which are then outstanding and exercisable will remain exercisable until the earlier of (i) the fixed expiration date or (ii) 36 months after the termination of employment due to retirement (three months in the case of an ISO). Unless the Compensation Committee specifies otherwise, retirement for a participant will occur if he or she is deemed to have retired under the Company’s normal policies.

     If a participant fails to comply with certain requirements of the 2003 Plan, such as obtaining the Compensation Committee’s written consent before engaging in enumerated activities that may be adverse to the interests of the Company or one of its subsidiaries, the participant (a) will forfeit all outstanding Options granted under the 2003 Plan and (b) if the Compensation Committee so requires, also must return to the Company the economic value of any 2003 Plan Options which was realized or obtained (measured at the exercise date) by the participant during the period beginning on that date which is six months prior to the earlier of (i) the date the participant’s employment terminated or (ii) the date the violation of the agreement or covenant of the participant in favor of the Company occurs. These proscribed activities are described in the 2003 Plan.

     Options may be exercised only upon the payment in full of the applicable exercise price in cash, or, if approved by the Compensation Committee, in Common Shares already owned by the participant for at least six months (at the fair market value thereof at the exercise date) or by surrendering outstanding Options. The Company will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each Option. If the participant has not remitted to the Company the amount required to satisfy those tax withholding requirements, the Company may withhold from the value of the Option any amount necessary to comply with those requirements. The Compensation Committee may elect, in its sole discretion, to permit a participant to pay applicable taxes in cash, in Common Shares otherwise issuable under the 2003 Plan withheld by the Company, by surrendering previously acquired Common Shares owned for at least six months or by a combination thereof.

     The 2003 Plan also provides that no previously issued Option may be repriced without the approval of shareholders. For purposes of this restriction, “repricing” includes any act that is a “repricing” under NYSE rules.

     Transferability of Options

     With the permission of the Compensation Committee, a 2003 Plan participant who has been granted a Non-Qualified Stock Option may transfer such Non-Qualified Stock Option to a revocable inter vivos trust as to which the participant is the settlor or may transfer such Non-Qualified Stock Option to a “Permissible Transferee.” A Permissible Transferee is any member of the immediate family of the participant, any trust solely for the benefit of members of the participant’s immediate family, any partnership or limited liability company whose only partners or members are members of the participant’s immediate family or an organization described under Section 501(c)(3) of the Internal Revenue Code. Any transferee of a Non-Qualified Stock Option will remain subject to all of the terms and conditions applicable to the Non-Qualified Stock Option and any rules prescribed by the Compensation Committee. A Permissible Transferee (other than a Section 501(c)(3) organization) may not retransfer a Non-Qualified Stock Option except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, an Option may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the Option was granted, may be exercised only by the participant or the participant’s guardian or legal representative.

Term, Amendment and Termination of 2003 Plan

     The Board of Directors or the Compensation Committee may amend, terminate or suspend the 2003 Plan at any time subject to the following limitations: Shareholders of the Company must approve amendments to the Plan if such approval is required to satisfy applicable requirements imposed by Rule 16b-3 under the Exchange Act, applicable requirements of the Internal Revenue Code or the rules of any securities exchange, market or other quotation system on or through which the Company’s securities are then listed or traded. Under new Section 303A(8) of the NYSE Listed Company Manual, shareholders are required to approve any material revisions to the 2003 Plan, as defined in such Section 303A(8). No amendment may adversely affect any outstanding Option granted under the 2003 Plan without the consent of the affected participant.

Change in Control

     In the event of a change in control of the Company (defined in the 2003 Plan to mean the acquisition of 25% or more of the Common Shares by any “Acquiring Person” or a change in the composition of the Board of Directors with the effect that a majority of the directors are not “continuing directors”), unless the Board of Directors explicitly provides otherwise, all Options outstanding as of the date of such change in control shall be fully exercisable.

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences to the Company and participants in the 2003 Plan based on the current provisions of the Internal Revenue Code and the existing regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations.

     ISOs

     A participant does not realize income on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the Common Shares acquired within two years from the grant date or within one year from the exercise date, the participant will not realize any ordinary taxable income by reason of the exercise and neither the Company nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The participant’s basis in the Common Shares acquired upon exercise will be the amount paid upon exercise. Provided the participant holds the Common Shares as a capital asset at the time of sale or other disposition of the Common Shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the Common Shares and the participant’s basis in the Common Shares. If a participant disposes of the Common Shares within two years from the date of grant of the ISO or within one year from the date of exercise (an “Early Disposition”), the participant will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the Common Shares on the date of exercise, over (2) the participant’s basis in the Common Shares. Also in this case, the Company or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. If the participant holds the Common Shares as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of the Common Shares over the fair market value of the Common Shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the Common Shares.

     If a participant disposes of Common Shares for less than the participant’s basis in the Common Shares, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the Common Shares, provided the participant holds the Common Shares as a capital asset at the time of disposition. Unless the participant makes an Early Disposition of such Common Shares, the excess of the fair market value of the Common Shares at the time the ISO is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Internal Revenue Code and may result in the imposition of the “alternative minimum tax” under Section 55 of the Internal Revenue Code. The rules affecting application of the alternative minimum tax, including if it applies, how it affects a participant’s total tax liability and its affect on the participant’s tax liability for subsequent tax years are very complex; each participant will be advised to discuss possible application of this tax with his or her personal tax or investment adviser.

     Non-Qualified Stock Options

     The principal federal income tax consequences to the Company and participants in the 2003 Plan holding Non-Qualified Stock Options are summarized under “PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. 2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS – Federal Income Tax Consequences” at page 24.

     Other Matters

     The 2003 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to Options granted to employees under the 2003 Plan. The Company is seeking shareholder approval of the 2003 Plan to comply with the applicable requirements of the rules and regulations promulgated by the SEC and NYSE, and the applicable requirements of the Internal Revenue Code in respect of ISOs as well as in a good faith effort to qualify compensation received as a result of Options granted under the 2003 Plan as “performance-based” for purposes of Section 162(m). If such shareholder approval is not obtained, the 2003 Plan will be null and void.

Recommendation and Vote Required to Approve 2003 Plan

     The proposal to approve the 2003 Plan will be submitted to the shareholders in the form of the following resolution:

RESOLVED, that the Worthington Industries, Inc. 2003 Stock Option Plan, as set forth in Appendix III to the Proxy Statement of the Company for the Annual Meeting of Shareholders held on September 25, 2003, be, and the same hereby is, approved.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2003 PLAN.

     Shareholder approval of the 2003 Plan will require the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all then outstanding Common Shares, present in person or by proxy, and entitled to vote on the proposal. The effect of an abstention is the same as a “no” vote. Broker non-votes will not be counted in determining the number of Common Shares necessary for approval.

PROPOSAL 4: REAPPROVAL OF MATERIAL TERMS
OF PERFORMANCE GOALS UNDER
THE WORTHINGTON INDUSTRIES, INC.
1997 LONG-TERM INCENTIVE PLAN

Introduction

     The Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the “1997 LTIP”) was adopted by the Company’s Board of Directors as of August 7, 1997, and approved by the Company’s shareholders on September 18, 1997. The purpose of the 1997 LTIP is to encourage selected employees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and to enhance the Company’s ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The 1997 LTIP will remain in effect until terminated by the Board, provided no ISO may be granted more than ten years after August 7, 1997.

     A copy of the 1997 LTIP is attached as Appendix IV to this Proxy Statement.

Administration

     The 1997 LTIP is administered by the Compensation Committee. The Compensation Committee has the authority to select employees to whom awards are granted, to determine the type of awards granted and the number of Common Shares covered by such awards, to set the terms, conditions and provisions of such awards and to cancel or suspend awards not inconsistent with the 1997 LTIP. The Compensation Committee is authorized to interpret the 1997 LTIP and to establish, amend and rescind any rules and regulations relating to the 1997 LTIP, to determine the terms and provisions of any agreements entered into under the 1997 LTIP, and to make all other determinations which may be necessary or advisable for the administration of the 1997 LTIP.

Types of Awards

     The 1997 LTIP permits the granting of any or all of the following types of awards: (a) Options (including ISOs and Non-Qualified Stock Options); (b) stock appreciation rights (“SARs”), in tandem with Options or free-standing; (c) restricted stock; (d) performance awards (in the form of performance shares or performance units) conditioned upon meeting performance criteria; and (e) other awards of Common Shares or awards valued in whole or in part by reference to, or otherwise based upon, Common Shares or other property. In connection with any award or any deferred award, payments may also be made representing dividends or their equivalent.

     Options

     The price per Common Share purchasable under any Option will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Shares on the date of the grant of the Option. The term of each Option is fixed by the Compensation Committee. Options become exercisable at such time or times as determined by the Compensation Committee, but no ISO will be exercisable after the expiration of ten years from the date the ISO is granted. The fair market value with respect to ISOs first exercisable in any one year as to any participant may not exceed $100,000, or if different, the maximum limitation under the Internal Revenue Code. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part, in Common Shares of the Company or other consideration having a fair market value on the date the Option is exercised equal to the exercise price. No more than 1,000,000 Common Shares will be available for awards of ISOs under the 1997 LTIP.

     Stock Appreciation Rights

     An SAR may be granted free-standing or in tandem with new Options or after the grant of a related Option that is not an ISO. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the Common Shares for which the right is exercised (calculated as of the exercise date or, if the Compensation Committee so determines in the case of any SAR not related to an ISO, as of any time during a specified period before the exercise date) over the grant price of the SAR. The grant price (which may not be less than the fair market value of the Common Shares on the date of grant) and other terms of the SAR will be determined by the Compensation Committee. Payment by the Company upon such exercise will be in cash, Common Shares, other property or any combination thereof, as the Compensation Committee determines. Unless otherwise determined by the Compensation Committee, any related Option will no longer be exercisable to the extent an SAR has been exercised and the exercise of an Option will cancel the related SAR to the extent of such exercise.

     Restricted Stock

     Restricted stock may not be disposed of by the recipient until certain restrictions established by the Compensation Committee lapse. Unless otherwise determined by the Compensation Committee, recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. The participant will have, with respect to restricted stock, all of the rights of a shareholder of the Company, including the right to vote the Common Shares, and the right to receive any cash dividends, unless the Compensation Committee otherwise determines. Upon termination of employment during the restriction period, all restricted stock still subject to restriction will be forfeited, unless otherwise authorized by the Compensation Committee

     Performance Awards

     From time to time, the Compensation Committee will select a period during which performance criteria determined by the Compensation Committee are measured for the purpose of determining the extent to which a performance award has been earned. The performance levels to be achieved for each performance period and the amount of the award to be distributed will be set by the Compensation Committee. Performance awards may be paid in cash, Common Shares, other property, or a combination thereof, as the Compensation Committee determines. Unless otherwise determined by the Compensation Committee, recipients of performance awards are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law.

     Other Stock Unit Awards

     To enable the Company and the Compensation Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Compensation Committee is also be authorized to grant to participants, either alone or in addition to other awards granted under the Plan, awards of Common Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other property (“other stock unit awards”). Other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law or for such other consideration as determined by the Compensation Committee. Common Shares (including securities convertible into Common Shares) purchased pursuant to purchase rights granted under other stock unit awards may be purchased for such consideration as the Compensation Committee determines, which price may not be less than the fair market value of such Common Shares or other securities on the date of grant.

Reason for Shareholder Reapproval

     Shareholder reapproval of the performance goals to which restricted stock, performance awards and other stock unit awards may be subject, is being sought to enable the Compensation Committee to structure awards under the 1997 LTIP so that the Company will be entitled to a tax deduction for payouts to officers, if and when made, in respect of any such award. The 1997 LTIP contains features designed to take into account an exemption from certain limitations imposed by Section 162(m) of the Internal Revenue Code on the ability of a public corporation to claim tax deductions for certain compensation paid to certain highly-compensated executive officers. Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the CEO and the four other most-highly compensated officers of a public corporation. However, “qualified performance-based compensation” is exempt from this limitation. Qualified performance-based compensation is compensation based solely upon the achievement of objective performance goals, the material terms of which are approved by the shareholders of the paying corporation. The rules pertaining to Section 162(m) requires shareholder periodic reapproval of the material terms of the performance goals in certain instances. The shareholders of the Company are being asked to reapprove the material terms of the performance goals to which restricted stock, performance awards and other stock unit awards may be subject, to give the Compensation Committee the ability to structure these types of awards so that any payouts made in respect of them under the 1997 LTIP can be qualified performance-based compensation and, thus, deductible by the Company for tax purposes.

Performance Goals

     The 1997 LTIP provides that if the Compensation Committee determines at the time restricted stock, a performance award or other stock unit award is granted to a participant who is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such an award, a covered employee under Section 162(m) of the Internal Revenue Code (a “Covered Employee”), then the Compensation Committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash, Common Shares or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Compensation Committee. These performance goals may be based on the achievement levels of one or any combination of the following: earnings per share from continuing operations; operating income; revenues; gross margin; return on operating assets; return on equity; economic value added; stock price appreciation; total shareholder return (measured in terms of stock price appreciation and dividend growth); or cost control of the Company, or of the affiliate or division of the Company for which the participant is primarily employed, or such other measures as the Compensation Committee may determine to comply with the requirements of Section 162(m). Such performance goals also may be based upon the achievement of specified levels of Company performance (or performance of the applicable affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations. Such performance goals are to be set by the Compensation Committee within the time period prescribed by, and otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code.

     The 1997 LTIP provides that, no participant may be granted awards in any one calendar year with respect to more than 200,000 Common Shares and that the maximum value of the property, including cash, that may be paid or distributed to any participant pursuant to a grant of performance awards valued by reference to a designated amount of property other than Common Shares (“performance units”) made in any one calendar year will be $2,500,000.

Common Shares Subject to 1997 LTIP

     Subject to adjustment as described below, the maximum number of Common Shares issuable over the life of the 1997 LTIP is 4,500,000 Common Shares. As of August 1, 2003, 2,600,800 Common Shares were subject to outstanding Options granted under the 1997 LTIP and 52,000 Common Shares had been issued upon exercise of Options granted under the 1997 LTIP.

     If any Common Shares subject to any award under the 1997 LTIP are forfeited, or such award is settled for cash or exchanged for other awards, or expires or otherwise is terminated without issuance of Common Shares, the Common Shares subject to such award will again be available for grant pursuant to the 1997 LTIP. The number of Common Shares available for awards under the 1997 LTIP will also be increased by the number of Common Shares withheld by or tendered to the Company in connection with the payment of the exercise price of an Option or other award under the 1997 LTIP or the satisfaction of tax withholding obligations. The Common Shares deliverable under the 1997 LTIP may consist in whole or in part of either authorized and unissued Common Shares or issued Common Shares which have been reacquired by the Company.

     In the event of any change affecting the Common Shares by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, reverse stock split, exchange of shares, or similar transactions or other change in corporate structure or capitalization affecting the Common Shares or the price thereof, the Compensation Committee will make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the 1997 LTIP in the aggregate or to any one participant (including the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) and in the number, class, and option price or other price of shares subject to the outstanding awards granted under the 1997 LTIP as it deems to be appropriate to maintain the purpose of the original grant.

     The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. However, with respect to any award to be subject to performance goals intended to comply with Section 162(m), the Compensation Committee may not adjust upwards the amount payable under the award, nor may the Compensation Committee waive the achievement of the applicable performance goals except in the case of death or disability of the participant. The Compensation Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1997 LTIP or any award in the manner and to the extent the Compensation Committee shall deem desirable to carry it into effect.

Eligibility and Benefits

     All salaried employees of the Company are eligible to be selected as participants in the 1997 LTIP. The Company has approximately 2,100 salaried employees. Because the 1997 LTIP is discretionary, the number of employees granted awards under the 1997 LTIP and the number of Common Shares subject to awards granted to each employee participant may vary from year to year. The information included under “EXECUTIVE COMPENSATION – Option Grants” shows the Options granted to the Named Executives during Fiscal 2003 and the Options granted to all employees, including the Named Executives, as of June 2, 2003 under the 1997 LTIP. During Fiscal 2003, Options covering an aggregate of 300,000 Common Shares were granted to current executive officers as a group, and Options covering an aggregate of 730,000 Common Shares were granted to all employees, including current officers who are not executive officers of the Company, as a group.

     The Compensation Committee has granted performance awards to certain executives of the Company under the 1997 LTIP each year since its adoption. To date, payout of these performance awards has been tied to achieving specified levels (threshold, target and maximum) of economic value added or return on equity and of earnings per share growth over the applicable performance period, generally three years.

     As of the date of this Proxy Statement, no participant has received a payout under performance awards granted under the 1997 LTIP.

     The following table summarizes information concerning performance awards which are outstanding as of August 1, 2003.

OUTSTANDING PERFORMANCE AWARDS UNDER 1997 LTIP

		Potential Payouts

	Performance or Other Period
Name and Position	Until Maturation or Payout	Threshold	Target	Maximum

John P. McConnell,	Three-year period ended 05/31/04	$357,500	$715,000	$1,072,500
Chairman & Chief	Three-year period ended 05/31/05	$365,000	$730,000	$1,095,000
Executive Officer	Three-year period ended 05/31/06	$480,000	$960,000	$1,440,000

John S. Christie,	Three-year period ended 05/31/04	$175,000	$350,000	$525,000
President & Chief	Three-year period ended 05/31/05	$182,500	$365,000	$547,500
Operating Officer	Three-year period ended 05/31/06	$240,000	$480,000	$720,000

John T. Baldwin,	Three-year period ended 05/31/04	$95,000	$190,000	$285,000
Vice President & Chief	Three-year period ended 05/31/05	$97,500	$195,000	$292,500
Financial Officer	Three-year period ended 05/31/06	$157,500	$315,000	$472,500

Ralph V. Roberts,	Three-year period ended 05/31/04	$110,000	$220,000	$330,000
Senior Vice President –	Three-year period ended 05/31/05	$92,500	$185,000	$277,500
Marketing	Three-year period ended 05/31/06	$112,500	$225,000	$337,500

Virgil L. Winland, Senior	Three-year period ended 05/31/04	$110,000	$220,000	$330,000
Vice President –	Three-year period ended 05/31/05	$92,500	$185,000	$277,500
Manufacturing	Three-year period ended 05/31/06	$150,000	$225,000	$337,500

All current executive officers	Three-year period ended 05/31/04	$932,500	$1,865,000	$2,797,500
as a group	Three-year period ended 05/31/05	$942,500	$1,885,000	$2,827,500
	Three-year period ended 05/31/06	$1,230,000	$2,460,000	$3,690,000

All employees, including all	Three-year period ended 05/31/04	$385,000	$770,000	$1,155,000
current officers who are not	Three-year period ended 05/31/05	$867,500	$1,735,000	$2,602,500
executive officers, as a group	Three-year period ended 05/31/06	$992,500	$1,985,000	$2,977,500

     Payouts of these performance awards are tied to achieving specified levels (threshold, target and maximum) of economic value added and of earnings per share growth for the performance period, with each performance measure having a 50% weighting. If the performance level falls between threshold and target, or between target and maximum, the incentive award is prorated. If a threshold level is not achieved, no payout is made.

     Because future grants of awards under the 1997 LTIP will be made to employees by the Compensation Committee based on a subjective determination of the relative current and future contribution that each employee has made and may make to the long-term welfare of the Company, past grants may not be reflective of future grants under the 1997 LTIP. The Compensation Committee may, in its discretion, continue to grant performance awards with payouts tied to the same performance goals used for past grants or select other performance goals from among those described under “Performance Goals” above.

Nonassignability of Awards

     Unless the Compensation Committee determines otherwise at the time an award is granted, no award granted under the 1997 LTIP may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, otherwise than by will, by designation of a beneficiary after death, or by the laws of descent and distribution. Each award is exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Deferrals of Awards

     The Compensation Committee may permit participants to defer the distribution of all or part of the specified Common Shares, cash, or other consideration in accordance with such terms and conditions as the Compensation Committee may establish.

Amendment and Termination

     The Board may amend, alter or discontinue the 1997 LTIP, provided that no such action may impair the rights of a participant under an outstanding award without the participant’s consent. In addition, no amendment which would (i) increase the number of Common Shares reserved for the 1997 LTIP, (ii) change the class of employees eligible to participate, or (iii) materially revise the 1997 LTIP for purposes of Section 303A(8) of the NYSE Listed Company Manual, may be made without shareholder approval. The Compensation Committee may amend the terms of any outstanding award, prospectively or retroactively, but no such amendment may impair the rights of any participant without the participant’s consent.

Change in Control

     To maintain all of the participants’ rights in the event of a “change in control” of the Company, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award or the Board of Directors specifically provides otherwise:

(i) any options and SARs outstanding as of the date such change in control is determined to have occurred, and which are not then exercisable and vested, will become fully exercisable and vested to the full extent of the original grant;

(ii) the restrictions and deferral limitations applicable to any restricted stock will lapse, and the restricted stock will become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(iii) all performance awards will be considered to be earned and payable in full, and any deferral or other restriction will lapse and the performance awards will be immediately settled or distributed; and

(iv) the restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards will lapse, and the other stock unit awards or other awards will become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

     For purposes of the 1997 LTIP, a change in control of the Company means the acquisition of 25% or more of the Common Shares by an “Acquiring Person,” as defined in the 1997 LTIP.

Federal Income Tax Consequences

     Options

     The principal federal income tax consequences to the Company and participants in the 1997 LTIP holding ISOs and Non-Qualified Stock Options are summarized under “PROPOSAL 3: APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. 2003 STOCK OPTION PLAN – Federal Income Tax Consequences – ISOs” and “PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. 2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS – Federal Income Tax Consequences.”

     Restricted Stock Awards

     A participant who is granted a restricted stock award will not be taxed upon the receipt of such restricted stock so long as the interest in the restricted stock is subject to a substantial risk of forfeiture. Upon lapse or release of the restrictions, the participant will be taxed at ordinary income tax rates on an amount equal to either the current fair market value of the restricted stock (in the case of lapse or termination) or the sale price (in the case of a sale), less any consideration paid for the restricted stock. The Company or one of its subsidiaries will be entitled to a compensation deduction equal to the amount taxed to the participant. The basis of restricted stock held after lapse or termination of restrictions will be equal to its fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition, any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the restricted stock is held.

     A participant may elect, within 30 days of the grant date, to be taxed at ordinary income tax rates on the full fair market value of the restricted stock on the grant date (less any consideration paid). The basis of the restricted stock will be equal to its fair market value on such date. If the election is made, no tax will be payable upon the subsequent lapse or termination of restrictions, and any gain or loss upon disposition will be a capital gain or loss.

     Stock Appreciation Rights

     Although the recipient of an SAR does not recognize income at the time the SAR is granted, in the year the SAR is exercised, the recipient recognizes income in an amount equal to the cash and the fair market value of the property received. The Company or one of its subsidiaries will be entitled to deduct as compensation an amount equal to the income recognized by the recipient, and such deduction will be claimed in the Company’s taxable year in which the SAR becomes payable to the recipient.

     The Company or one of its subsidiaries is entitled to deduct as compensation the amount included in the recipient’s gross income as a result of the payment of the SAR in Common Shares only in the taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income. If an SAR is paid in Common Shares, the recipient’s basis will be equal to the fair market value of the Common Shares when received, and the holding period will begin on that date.

     Performance Shares and Units

     Performance shares and units will become fully taxable to the recipient when the performance goals related to the performance shares or units are met, and the performance shares or units become earned and non-forfeitable. The recipient will be taxed on the amount equal to the cash and/or fair market value of property received upon payment. The recipient’s basis in any Common Shares or other property distributed in connection with performance shares or units will be equal to the fair market value of those Common Shares or other property.

     The Company or one of its subsidiaries will be entitled to deduct as compensation the amount included in the recipient’s gross income when performance shares and performance units are earned and become non-forfeitable.

Recommendation and Vote Required to Reapprove Performance Goals

     The Board of Directors believes that the 1997 LTIP and the ability of the Compensation Committee to grant awards thereunder are important to keep the Company’s compensation and incentive plans competitive with those being offered by other comparable companies, thus enhancing the Company’s ability to attract and retain key employees having the experience and abilities necessary to manage the Company’s businesses.

     The proposed reapproval only relates to the reapproval of the various performance goals which may be selected by the Compensation Committee in respect of restricted stock, performance awards and other stock unit awards granted under the 1997 LTIP. It is not necessary for the shareholders to reapprove the 1997 LTIP itself or the other features thereof. The proposed reapproval of the performance goals will be submitted to the shareholders in the form of the following resolution:

          RESOLVED, that the performance goals set forth in the Worthington Industries, Inc. 1997 Long-Term Incentive Plan and discussed in the Company’s Proxy Statement for the Annual Meeting of Shareholders held on September 25, 2003, are hereby reapproved by the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” REAPPROVAL OF THE PERFORMANCE GOALS UNDER THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN.

     Shareholder reapproval of the performance goals under the 1997 LTIP will require the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all then outstanding Common Shares, present in person or by proxy, and entitled to vote on the proposal. The effect of an abstention is the same as a “no” vote. Broker non-votes will not be counted in determining the number of Common Shares necessary for approval.

PROPOSAL 5: RATIFICATION OF SELECTION
OF INDEPENDENT AUDITORS

     The Audit Committee of the Company’s Board of Directors has selected the firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending May 31, 2004, and recommends to the shareholders that they vote for the ratification of that selection. KPMG LLP audited the Company’s consolidated financial statements for Fiscal 2002 and Fiscal 2003 and representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

     The selection of independent auditors is made annually by the Audit Committee. The Company has determined to submit the selection of the independent auditors to the shareholders for ratification. Before selecting KPMG LLP, the Audit Committee carefully considered that firm’s qualifications as independent auditors for the Company and the audit scope.

     THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

     The affirmative vote of the holders of a majority of the Company’s Common Shares, present in person or by proxy, and entitled to vote on the proposal is required to ratify the selection of the independent auditors. The effect of an abstention is the same as a “no” vote.

     Prior Auditor

     Ernst & Young LLP audited the Company’s consolidated financial statements for Fiscal 2001. In light of the independence rules adopted by the SEC and NYSE, the Board of Directors, upon recommendation of the Audit Committee, determined that the Company’s outsourced internal audit services and the Company’s independent audit services should not be rendered by the same independent public accounting firm. Thus, at a meeting held on August 23, 2001, the Board of Directors, upon recommendation of the Audit Committee, dismissed Ernst & Young LLP as the Company’s independent auditors and approved the engagement of KPMG LLP as the Company’s independent auditors for Fiscal 2002.

     The report of Ernst & Young LLP on the Company’s financial statements for Fiscal 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Further, in connection with the audit of the Company’s financial statements for Fiscal 2001, and in the subsequent interim period, the Company had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with their report.

AUDIT AND NON-AUDIT FEES

     Audit Fees

     KPMG LLP billed the Company an aggregate of $412,630 for Fiscal 2003 and $349,127 for Fiscal 2002 for professional services rendered for the audit of the Company’s consolidated financial statements, review of the interim financial statements included in the Company’s Forms 10-Q filed during Fiscal 2003, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, including consents and assistance with and review of documents filed with the SEC. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit of annual financial statements or the review of interim financial statements and the preparation of an annual “management letter” on internal control matters.

     Audit - Related Fees

     KPMG LLP billed the Company $6,000 in Fiscal 2003 and $0 in Fiscal 2002 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include accounting consultations.

     All Other Fees

     During Fiscal 2003 and Fiscal 2002, KPMG LLP did not provide any tax services or any products or services to the Company other than those services covered under the headings “Audit Fees” and “Audit-Related Fees” above.

RELATED PARTY TRANSACTIONS

     The Company is a party to certain agreements relating to the rental of aircraft from (i) JMAC, and (ii) McAIR, Inc. (“McAIR”), a corporation wholly-owned by John H. McConnell. Under the agreement with JMAC, the Company leases, on a net basis, an aircraft for a rental fee of $74,025 per month. Under the agreement with McAIR, the Company leases an aircraft as needed for a rental fee per flight. For Fiscal 2003, the Company paid an aggregate amount of approximately $888,300 under the JMAC agreement and approximately $283,400 under the McAIR agreement. Based on quotes for similar services provided by unrelated third parties, the Company believes that the rental rates charged by JMAC and McAIR are no less favorable to the Company than those that could be obtained from the unrelated entities.

     As part of the consolidation plan adopted in Fiscal 2002, the Company closed certain operating facilities. In connection with such closures, the Company retained a used equipment broker to sell equipment which would no longer be used. As part of this process, the Company sold five presses previously used in closed Worthington Cylinder operations to JMAC for an aggregate of $125,000, which was the best price offered to the Company for such equipment.

     During Fiscal 2003, the Company, either directly or through business expense reimbursement, paid approximately $185,381 to Double Eagle Club, a private golf club owned by the McConnell Family (the “Club”). The Company uses the Club’s facilities for Company functions and meetings, and for meetings, entertainment and overnight lodging for customers, suppliers and other business associates. Amounts charged by the Club to the Company are no less favorable to the Company than those that are charged to unrelated members of the Club.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholders of the Company seeking to bring business before the 2004 Annual Meeting of Shareholders, must provide timely notice thereof in writing. Under Section 1.08(A) of the Company’s Code of Regulations, to be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the 2004 Annual Meeting. However, if less than 70 days’ notice or prior public disclosure of the date of the 2004 Annual Meeting is given or made to the shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the date of the 2004 Annual Meeting was mailed or the public disclosure was made. The 2004 Annual Meeting of Shareholders is currently scheduled to be held on September 23, 2004. In order for a shareholder’s notice to be in proper form, it must include a brief description of the business desired to be brought before the meeting and the reasons for conducting the proposed business at the meeting; the name and address of the proposing shareholder; the number of Common Shares beneficially owned by the proposing shareholder; and any material interest of the proposing shareholder in the business sought to be brought before the meeting.

     Since no shareholder notified the Company of such shareholder’s intention to present a proposal at the 2003 Annual Meeting prior to the July 26, 2003 deadline under Section 1.08(A) of the Company’s Code of Regulations, no business may be brought before the Annual Meeting by a shareholder of the Company.

     A shareholder seeking to bring business before the 2004 Annual Meeting must also comply with all applicable rules and regulations promulgated by the SEC. Under Rule 14a-8, proposals of shareholders intended to be presented at the Company’s 2004 Annual Meeting of Shareholders must be received by the Company no later than April 28, 2004, to be included in the Company’s proxy materials relating to that Annual Meeting. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable rules and regulations promulgated by the SEC.

     The SEC has promulgated rules related to the exercise of discretionary voting authority pursuant to proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2004 Annual Meeting of Shareholders and does not notify the Company of the proposal by July 25, 2004, the management proxies of the Company will be entitled to use their discretionary voting authority should the proposal then be raised, without discussion of the matter in the Company’s proxy statement for the 2004 Annual Meeting.

     In each case, written notice must be given to the Company’s Secretary, at the following address: Dale T. Brinkman, Secretary, Worthington Industries, Inc., 1205 Dearborn Drive, Columbus, Ohio 43085.

     Shareholders desiring to nominate candidates for election as directors at the 2004 Annual Meeting of Shareholders must follow the procedures described in “PROPOSAL 1: ELECTION OF DIRECTORS – Structure of Committees of the Board of Directors – Nominating and Governance Committee.”

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

     The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports and proxy statements) to households. This method of delivery, often referred to as “householding,” would permit the Company to send a single annual report and a single proxy statement to any household at which two or more different shareholders reside if the Company reasonably believes such shareholders are members of the same family or otherwise share the same address or in which one shareholder has multiple accounts, in each case if such shareholder(s) have consented to the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure is intended to reduce the volume of duplicate information shareholders receive and reduce the Company’s expenses. The Company may institute householding in the future and will notify registered shareholders who will be affected by householding at that time.

     Many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own Common Shares of the Company, you may have received householding information from your broker, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of the Proxy Statement or our 2003 Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

FUTURE ELECTRONIC ACCESS OF TO PROXY MATERIALS AND ANNUAL REPORT

     Registered shareholders can further save the Company expense by consenting to access their proxy statement and annual report, as appropriate, related to future meetings of shareholders electronically on the Company’s Investor Relations Web site at www.WorthingtonIndustries.com. You can choose this option by marking the “Electronic Access” box on your proxy card or by following the instructions provided when you submit your voting instructions electronically through the Internet or by telephone. If you choose this option, prior to each shareholder meeting, you will receive your proxy card in the mail along with a notice of the meeting and instructions for electronically accessing the proxy statement and annual report and voting by mail, telephone or Internet. You may select the “Electronic Access” option for each account held in your name. Your choice will remain in effect unless you revoke it by contacting our transfer agent, National City Bank, at 1-800-622-6757 or visiting the Worthington Industries Investor Relations Web site at www.WorthingtonIndustries.com. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

10-K REPORT

     Audited consolidated financial statements for Worthington Industries, Inc. and its subsidiaries for Fiscal 2003 are included in the 2003 Annual Report which is being delivered with this Proxy Statement. Additional copies of these financial statements and the Company’s Annual Report on Form 10-K for Fiscal 2003 (excluding exhibits) may be obtained, without charge, from the Company’s Investor Relations Department at 1205 Dearborn Drive, Columbus, OH 43085. The Form 10-K is also on file with the SEC, Washington, D.C. 20549.

OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no business that will be presented for action by the shareholders at the Annual Meeting other than that discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the individuals acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE OR TRANSMIT VOTING INSTRUCTIONS ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE.

                    By Order of the Board of Directors,

        Dale T. Brinkman, Secretary

Dated: August 26, 2003

Appendix I

CHARTER OF THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
WORTHINGTON INDUSTRIES, INC.

                , 2003

     PURPOSE:

     The Audit Committee (the “Audit Committee”) of the Board of Directors of Worthington Industries, Inc. (together with its subsidiaries, the “Company”) is responsible for assisting the Board of Directors of Worthington Industries, Inc. (the “Board”) in the oversight of the financial and accounting functions, controls, reporting processes and audits of the Company. Specifically, the Audit Committee, on behalf of the Board, monitors and evaluates (i) the integrity and quality of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, including the financial reporting process, (iii) the Company’s system of internal disclosure controls and its accounting and financial controls, (iv) the independent auditor’s qualifications and independence, (v) the performance of the Company’s internal audit function and its independent auditors, and (vi) the annual independent audit of the Company’s financial statements. The Audit Committee also prepares the report that the SEC rules require to be included in the Company’s annual proxy statement.

     ORGANIZATION:

     The Audit Committee serves at the pleasure of the Board. The Audit Committee shall consist of at least three members of the Board, each of whom shall be recommended annually by the Nominating and Governance Committee and appointed by the Board. All members of the Audit Committee shall be Independent Directors (as defined by applicable rules and regulations of the NYSE and securities laws), and free from any relationship (including disallowed consulting, advisory or other compensatory arrangements) prohibited by applicable law, rules or regulations or that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

     All members of the Audit Committee shall be financially literate (i.e. have a working familiarity with basic finance and accounting practices), or shall become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member shall be an “audit committee financial expert” as defined by applicable rules or criteria established by the SEC and the NYSE, and as determined by the Board of Directors.

     The Audit Committee shall meet at least four times annually or more frequently as circumstances dictate. The Audit Committee shall be chaired by one of its members appointed by the Board. The Audit Committee may have in attendance at its meetings such members of management, the internal auditors and the independent auditors as it may deem necessary or desirable to provide the information it needs to carry out its duties and responsibilities. Also, the Committee should meet quarterly, by teleconference or in person, with the independent auditors and management to discuss the annual audited financial statements and the quarterly financial statements, as applicable.

     The Chairman of the Board, the Chairman of the Audit Committee, or any member thereof, may call meetings during the year as they deem necessary. No specific notice of a meeting of the Committee is required. Meetings of the Committee may be held through any communications equipment if all persons participating can hear each other and participating in such a meeting shall constitute presence thereat. The Committee may act by a majority of its members at a meeting or by a writing or writings signed by all of its members.

     As part of its job to foster open communication, the Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

     The Committee shall have the authority to retain and terminate such counsel and other consultants as it deems appropriate to carry out its functions, including the sole authority to approve the fees and other terms of such consultants’ retention. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for carrying out its duties, including payment of all fees and expenses to any advisors employed by the Audit Committee pursuant to its authority under this Charter or applicable law or regulations.

     This Charter governs the operations of the Audit Committee. The Audit Committee shall at least annually (i) evaluate its performance, and (ii) review and reassess the Charter and obtain the approval of the Board for any amendments thereto.

     REPORTING TO THE BOARD:

     The Audit Committee shall provide regular reports to the Board (written or oral) with respect to its meetings and shall make minutes of its meetings available to all Directors. It shall provide a report to the Board, at least annually, containing any issues which arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors and the performance of the internal audit function.

     RESPONSIBILITIES AND PROCESSES:

     The Audit Committee will maintain flexible policies and procedures and meeting schedules, consistent with the requirements of this Charter, to enable the Audit Committee to best react to changing circumstances and to fulfill its purpose. In carrying out its purpose, duties, and responsibilities, the Audit Committee shall do the following:

1.	The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, and report directly to the Audit Committee. Annually, the Audit Committee shall select the Company’s independent auditors. The Audit Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. This includes the ultimate authority to approve the audit engagement, including fees and terms, and all other audit or non-audit engagements of the independent auditors. The Audit Committee shall be solely responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors).

2.	The Audit Committee shall be responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard I. The Audit Committee shall also be responsible for actively reviewing and engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the full Board of Directors take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence. At least annually, the audit committee shall obtain and review a report by the independent auditor describing the firm’s internal quality control procedures, any material issues raised by the most-recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues and, in order to assess the auditor’s independence, all relationships between the independent auditor and the Company.

3.	The Audit Committee shall:

(a)	maintain a policy by which the Committee, or its designate, reviews and pre-approves both audit and nonaudit services to be provided by the independent auditors (other than with respect to de minimis exceptions permitted by applicable laws and rules). This duty may be delegated to one or more designated members of the Committee with any such preapproval reported to the Committee at its next regularly scheduled meeting;

(b)	maintain a policy to set forth clear hiring policies, compliant with governing laws, rules and regulations, for employees or former employees of the independent auditors; and

(c)	monitor the partner rotation of the independent auditing firm.

4.	The Audit Committee shall be responsible for reviewing with the financial management of the Company, the internal auditors and the independent auditors annually, before the audit begins, the overall scope of the respective audits, including adequacy of staffing, professional services to be provided, the audit procedures to be used, and fees to be charged by the independent auditors.

5.	The Audit Committee shall have direct access to the independent and internal auditors and provide an open avenue of communications between the independent and internal auditors, financial and senior management, and the Board.

6.	The Audit Committee shall meet periodically with management, the independent auditors and the internal auditors, both collectively and independently. These meetings shall be to discuss the results of the auditor’s examinations and the matters set forth in this Charter, including:

(a)	Reviewing the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risks, and legal and ethical compliance programs.

(b)	Reviewing and approval of internal control and disclosure control as required in connection with the Company’s periodic reports; and reviewing any major issues as to the adequacy of internal controls and any special audit steps adopted in light of any material control deficiencies.

(c)	Reviewing with the independent auditors any audit problems or difficulties and management’s response thereto, including each significant point brought up in the auditors’ letter of recommendation to management and management’s written response to each such point, and the determination as to which points are to be acted upon, by whom, and time schedule for completion.

(d)	Reviewing the internal auditors’ responsibilities, objectives and goals, audit schedules, staffing plans, and budget.

(e)	Having the internal auditors inform the Audit Committee of the results of internal audits, highlighting significant audit findings and recommendations, together with management’s response and periodic progress reports, and reviewing significant matters raised thereby.

7.	The Audit Committee shall review the Company’s compliance with pronouncements of the Financial Accounting Standards Boards, the American Institute of Certified Public Accountants, the Securities and Exchange Commission, the New York Stock Exchange, and other similar bodies or agencies which could have an effect on the Company’s financial statements.

8.	The Audit Committee shall review with management and the independent auditors, critical accounting policies and practices to be used, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application thereof, analysis prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements (including analyses of alternative GAAP methods, disclosures and treatment in the financial statements, and the effects thereof), and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

9.	(a)	The Audit Committee shall review the Company’s interim financial statements including the Company’s disclosures under management’s discussion and analysis of financial condition and results of operations with management and the independent auditors prior to the filing of the Company’s applicable Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Audit Committee may represent the entire Audit Committee for the purposes of this review, to the extent not prohibited by applicable laws, rules or regulations.

	(b)	The Audit Committee shall review with management and the independent auditors the financial statements, including the Company’s disclosures under management’s discussion and analysis of financial condition and results of operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), and the independent auditors’ judgment about the quality, not just the acceptability, of accounting principles, the consistency of the Company’s accounting policies and their application, the reasonableness of significant judgments, the clarity and completeness of the disclosures in the financial statements, and any other matters required to be discussed with the independent auditors by SAS No. 61, as amended by SAS No. 90 and as may be further amended, modified or supplemented. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The Audit Committee shall recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

(c)	The Audit Committee shall review and generally discuss with management, and where appropriate, the independent auditors, Company financial disclosures, including the use of any pro-forma or adjusted non-GAAP information, other relevant reports or information submitted by the Company to any governmental body, or the public, including earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

10.	The Audit Committee shall discuss with management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s guidelines and policies with respect to risk assessment and risk management.

11.	The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee shall also receive reports made to it concerning any non-compliance with the Company’s Code of Conduct by any officers of the Company, and shall have the authority to approve any waivers therefrom and any “related party” transactions with respect to the Company’s officers. The Audit Committee shall direct and supervise any special investigations into matters which may come within the scope of its duties.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining disclosure controls and procedures and internal control over financial reporting. The independent auditors are responsible for auditing the Company’s consolidated financial statements.

     In performing its duties and responsibilities, Audit Committee is entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Company whom the Audit Committee members reasonably believe to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Audit Committee members reasonably believe to be within the professional or expert competence of such persons; or

•	Another committee of the Board as to matters within its designated authority.

Appendix II

WORTHINGTON INDUSTRIES, INC.
2000 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
(as proposed to be amended)

     1.     Purpose

     The purpose of the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors is to promote the interests of Worthington Industries, Inc. and its shareholders by (a) increasing the proprietary interest of Eligible Directors in the growth and performance of the Company by granting such Eligible Directors options to purchase Common Shares of the Company and (b) encouraging the Eligible Directors to remain as directors of the Company and put forth maximum efforts for the success of the Company.

     2.     Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Change in Control” shall mean the following:

(i) A Change in Control shall have occurred when any Person (other than (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or of any Subsidiary of the Company or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any Person who, on the Effective Date of the Plan, is an Affiliate of the Company and owning in excess of ten percent (10%) of the outstanding Common Shares of the Company and the respective successors, executors, legal representatives, heirs and legal assigns of such Person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding.

(ii) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding.

(iii) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(iv) “Continuing Director” means any individual who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders or appointed by the Board prior to the date as of which the Acquiring Person became a

Substantial Shareholder (as such term is defined in Article SEVENTH of the Company’s Amended Articles of Incorporation), or an individual designated (before his initial election or appointment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

(v) “Whole Board” means the total number of directors which the Company would have if there were no vacancies.

(c) “Change in Control Exercise Period” shall have the meaning set forth in paragraph (ii) of Subsection 6(d) of the Plan.

(d) “Change in Control Price Per Common Share” shall mean the highest price per Common Share (i) paid by the Acquiring Person in connection with the transaction that results in the Change in Control; or (ii) paid or offered by the Acquiring Person, to acquire other Common Shares in excess of one percent (1%) of the outstanding Common Shares, at any time after the Change in Control and before the Eligible Director exercises his/her election under paragraph (ii) of Subsection 6(d).

(e) “Change in Control Spread” shall have the meaning set forth in paragraph (ii) of Subsection 6(d) of the Plan.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor provisions thereto.

(g) “Company” shall mean Worthington Industries, Inc., an Ohio corporation, together with any successor thereto.

(h) “Common Shares” shall mean the common shares, without par value, of the Company.

(i) “Director Option” shall mean a Non-Qualified Stock Option granted to each Eligible Director under the provisions of the Plan without any action by the Board.

(j) “Director Retirement” shall mean the retirement of an Eligible Director from service on the Board after having (i) attained the age of 65 or (ii) served at least nine years as a member of the Board, unless the Board specifies a shorter period of required service which shall in no event be fewer than six years.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor provisions thereto.

(l) “Effective Date” shall mean the date of the approval of the Plan by the Company’s shareholders.

(m) “Eligible Director” shall mean, on any date, an individual who is serving as a member of the Board but shall not include any individual who is an employee of the Company or of any Subsidiary or Affiliate of the Company.

(n) The “Fair Market Value” of a Common Share on any relevant date for purposes of any provision of the Plan shall be the last reported sales price of a Common Share as shown on the national securities exchange on which the Company’s Common Shares are then traded, or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

(o) “For Cause” shall mean removal from office for cause in accordance with Article SIXTH of the Company’s Amended Articles of Incorporation and the Ohio General Corporation Law.

(p) “Non-Qualified Stock Option” shall mean a right to purchase Common Shares from the Company that is granted under the Plan and is not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(q) “Option Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Director Option granted under the Plan.

(r) “Permissible Transferee” shall mean any member of the immediate family of an Eligible Director, any trust, whether revocable or irrevocable, solely for the benefit of members of the Eligible Director’s immediate family, or any partnership or limited liability company whose only partners or members are members of the Eligible Director’s immediate family.

(s) “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(t) “Plan” shall mean the Worthington Industries, Inc. 2000 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

(u) “SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

(v) “Subsidiary” shall mean any corporation which, on the date of determination, qualified as a subsidiary corporation of the Company under Section 424(f) of the Code. In addition, the term “Subsidiary” shall include any trade or business which is under common control with the Company, as determined under Section 414(c) of the Code.

(w) “Total Disability” shall be deemed to be the inability, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, for a period of 180 days after its commencement and such condition, in the opinion of a physician selected by the Company and reasonably acceptable to the Eligible Director or his/her legal representative is total and permanent.

     3.          Administration

(a) The Plan shall be administered by the Board.

(b) The Board shall have full power and authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the power and authority specifically granted to the Board under the Plan or necessary or advisable, in the sole and absolute discretion of the Board, in the administration of the Plan including, without limitation, the authority to: interpret and construe any provision of the Plan or any Director Option granted under the Plan; make all required or appropriate determinations under the Plan or any Director Option granted under the Plan; adopt, amend and rescind such rules and regulations relating to the Plan as the Board shall determine in its discretion subject to the express provisions of the Plan; and make all other determinations deemed by the Board necessary or advisable for the administration of the Plan. Notwithstanding the preceding sentence, the Board shall have no discretion with respect to the selection of members of the Board to receive Director Options, the number of Common Shares subject to any Director Option, the purchase price per Common Share under each Director Option or the timing of grants of Director Options under the Plan.

(c) The interpretation and construction of any provision of the Plan or any Director Option granted under the Plan and all determinations by the Board in each case shall be final, binding and conclusive with respect to all interested parties, unless otherwise determined by the Board. No member of the Board shall be personally liable for any action, failure to act, determination, interpretation or construction made in good faith with respect to the Plan or any Director Option or transaction under the Plan.

(d) Nothing contained in the Plan, nor any Director Option granted pursuant to the Plan, shall confer upon any Eligible Director any right to continue as a director of the Company nor limit in any way the right of the shareholders of the Company to remove him/her as a director in accordance with the Company’s Amended Articles of Incorporation and the Ohio General Corporation Law.

(e) The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Option Agreement evidencing a Director Option granted under the Plan shall be determined in accordance with the laws of the State of Ohio.

     4.     Eligibility

     The class of individuals eligible to receive grants of Director Options shall be the Eligible Directors.

     5.     Common Shares Subject to the Plan

     Subject to adjustment as provided in Section 7 of the Plan, an aggregate of 250,000 Common Shares shall be available for issuance under the Plan. The Common Shares deliverable upon the exercise of Director Options may be made available from authorized but unissued Common Shares or issued Common Shares which have been reacquired by the Company. If any Director Option granted under the Plan shall terminate for any reason without having been exercised in full, the Common Shares subject to, but not delivered under, such Director Option shall be available for issuance under the Plan.

     6.     Grant, Terms and Conditions of Director Options

(a) On the date an Eligible Director is first elected or appointed to the Board prior to September 25, 2003, such Eligible Director shall be granted a Director Option to purchase 4,000 Common Shares; provided, however, in respect of the first election to the Board of Eligible Directors prior to the Effective Date, such Director Option shall be granted on the Effective Date. On the date an Eligible Director is first elected or appointed to the Board on or after September 25, 2003, such Eligible Director shall be granted a Director Option to purchase 5,000 Common Shares.

(b) On the date on which each annual meeting of the shareholders of the Company is held in 2001 and in 2002, each Eligible Director who has served as a director of the Company for more than six months and will continue to serve as a member of the Board on and after such date, shall receive a grant of a Director Option to purchase 2,000 Common Shares. On the date on which each annual meeting of shareholders of the Company is held, beginning with the annual meeting to be held in 2003, each Eligible Director who served as a director of the Company for more than six months and will continue to serve as a member of the Board on and after such date, shall receive a grant of a Director Option to purchase 4,000 Common Shares.

(c) The Director Options granted shall have the following terms and conditions:

(i) Purchase Price. The purchase price per Common Share deliverable upon the exercise of each Director Option shall be 100% of the Fair Market Value per Common Share on the date the Director Option is granted.

(ii) Payment. Director Options may be exercised only upon payment of the purchase price thereof in full. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Board, by tendering, either by actual delivery of Common Shares or by attestation, Common Shares acceptable to the Board or by a combination of the foregoing, as determined by the Board, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any Common Shares so tendered to the Company as of the date of such tender is at least equal to the purchase price for the Common Shares underlying the portion of the Director Option being exercised. The Board may permit an Eligible Director to elect to pay the purchase price upon the exercise of a Director Option by irrevocably authorizing a third party to sell Common Shares (or a sufficient number of Common Shares) acquired upon exercise of the Director Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and tax withholding resulting from such exercise.

(iii) Vesting and Term of Director Options. Each Director Option granted pursuant to the Plan shall become vested and fully exercisable on the first to occur of (A) the first anniversary of the date of grant or (B) as to any Director Option granted as of the date of an annual meeting of shareholders of the Company, the date on which the next annual meeting of shareholders of the Company is held following the date of grant, provided that in each case the Eligible Director who was granted the Director Option is a director of the Company on the relevant date or the Eligible Director’s term as a director of the Company is ending on the relevant date. Once vested, each Director Option shall be exercisable until the earlier of ten years from the date of grant and the expiration of the applicable period described in paragraph (iv) below.

(iv) Termination of Service as Eligible Director.

(A) Upon termination of an Eligible Director’s service as a director of the Company for any reason other than death, Director Retirement, Total Disability or For Cause, all outstanding Director Options held by such Eligible Director, to the extent then exercisable, shall be exercisable in whole or in part for a period of one year from the date upon which the Eligible Director ceases to be a member of the Board, provided that in no event shall the Director Options be exercisable beyond the period provided for in paragraph (iii) of Subsection 6(c) above. Notwithstanding the foregoing, the Board shall have the right to accelerate the exercisability of any outstanding Director Option, in its discretion, upon the termination of an Eligible Director’s service on the Board.

(B) If an Eligible Director shall die while serving as a director of the Company, all outstanding Director Options held by such Eligible Director (whether or not then exercisable by their terms) shall become immediately exercisable in full by the Eligible Director’s estate or by the Person who acquires the right to exercise such Director Options upon the Eligible Director’s death by bequest or inheritance. Such exercise may occur at any time within three years after the date of the Eligible Director’s death, provided that in no event shall such Director Options be exercisable beyond the period provided for in paragraph (iii) of Subsection 6(c) above.

(C) If an Eligible Director’s service as a director of the Company ceases as a result of the Eligible Director’s becoming Totally Disabled, all outstanding Director Options held by such Eligible Director (whether or not then exercisable by their terms) shall become immediately exercisable in full. Such exercise may occur at any time within three years after the Eligible Director’s service as a director of the Company has ceased, provided that in no event shall such Director Options be exercisable beyond the period provided for in paragraph (iii) of Subsection 6(c) above.

(D) If an Eligible Director’s service as a director of the Company ceases due to a Director Retirement, all outstanding Director Options held by such Eligible Director (whether or not then exercisable by their terms) shall become immediately exercisable in full. Such exercise may occur at any time within three years after the date of the Director Retirement, provided that in no event shall such Director Options be exercisable beyond the period provided for in paragraph (iii) of Subsection 6(c) above.

(E) If an Eligible Director’s service as a director of the Company is terminated For Cause, each of the Director Options of such Eligible Director shall be cancelled on the date the Eligible Director ceases to be a director of the Company.

(v) Assignability of Director Options. With the permission of the Board, an Eligible Director who has been granted a Director Option under the Plan, may transfer such Director Option to a revocable inter vivos trust as to which the Eligible Director is the settlor or may transfer such Director Option to a Permissible Transferee. Any such transferee shall remain subject to all of the terms and conditions applicable to such Director Option and subject to the rules and regulations prescribed by the Board. A Director Option may not be retransferred by a Permissible Transferee except by will or the laws of descent and distribution and then only to another Permissible Transferee. Other than as described above, no Director Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by an Eligible Director otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order, and during the lifetime of the Eligible Director to whom a Director Option is granted, the Director Option may be exercised only by the Eligible Director or by the Eligible Director’s guardian or legal representative.

(vi) Option Agreement. Each Director Option granted under the Plan shall be evidenced by an Option Agreement with the Company which shall contain the terms and provisions set forth in the Plan and shall otherwise be consistent with the provisions of the Plan.

            (d)     Change in Control Provisions.

(i) Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of paragraph (iv) of this Subsection 6(d), in the event of a Change in Control, any Director Options outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable, shall become fully exercisable.

(ii) Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Board shall determine at, or at any time after the time of grant, an Eligible Director holding a Director Option shall have the right, whether or not the Director Option is fully exercised and in lieu of the payment of the purchase price for the Common Shares being purchased under the Director Option and by giving notice to the Company, to elect (within the Change in Control Exercise Period) to surrender all or part of the Director Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Common Share on the date of such election shall exceed the purchase price per Common Share under the Director Option (the “Change in Control Spread”) multiplied by the number of Common Shares granted under the Director Option as to which the right granted under this paragraph (ii) shall have been exercised; provided, that if the Change in Control is within six months of the date of grant of a particular Director Option held by an Eligible Director, no such election shall be made by such Eligible Director with respect to such Director Option prior to six months from the date of grant. However, if the end of such sixty-day period from and after a Change in Control is within six months of the date of grant of a Director Option, such Director Option (unless theretofore exercised) shall be cancelled in exchange for a cash payment to the Eligible Director, effected on the day which is six months and one day after the date of grant of such Director Option, equal to the Change in Control Spread multiplied by the number of Common Shares granted under the Director Option.

(iii) Notwithstanding any other provision of the Plan, if any right granted pursuant to the Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting treatment under APB No. 16 that (after giving effect to any other actions taken to cause such transaction to be eligible for such pooling-of-interests accounting treatment) but for the nature of such grant would otherwise be eligible for such accounting treatment, the Board shall have the ability to substitute for the cash payable pursuant to such right Common Shares with a Fair Market Value equal to the cash that would have otherwise been payable pursuant thereto.

(iv) The provisions of this Subsection 6(d) shall not apply (A) if the Board determines at the time of grant that such Section shall not apply or (B) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

     7.     Adjustment and Changes in Common Shares

(a) In the event that the outstanding Common Shares shall be changed into or exchanged for a different kind of shares, other securities or other property of the Company or of another corporation or for cash (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of Common Shares of the Company shall be increased through the payment of a share dividend, then unless such change results in the termination of all outstanding Director Options granted pursuant to the Plan, there shall be substituted for or added to each Common Share subject to the Director Option, the number and kind of shares, other securities or other property and the amount of cash into which each outstanding Common Share of the Company shall be changed, or for which each such Common Share shall be exchanged, or to which the holder of each Common Share shall be entitled, as the case may be. The Director Option shall also be appropriately amended as to the purchase price and other terms as may be necessary to reflect the foregoing events. Fractional shares resulting from any adjustment in the Director Options pursuant to this Section 7 shall be rounded down to the nearest whole number of shares.

(b) Notice of any adjustment shall be given by the Company to each holder of a Director Option which shall have been so adjusted, provided that such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan and any Option Agreements issued under the Plan.

(c) The grant of Director Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     8.     No Rights as Shareholders

     Neither an Eligible Director nor any holder or beneficiary of any Director Option shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Common Shares purchasable upon the exercise of any Director Option, in whole or in part, unless and until ownership of such Common Shares shall have been recorded in the share transfer books of the Company. To the extent that the Plan provides for issuance of certificates to reflect the issuance of Common Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any national securities exchange on which the Common Shares are then listed or traded.

     9.     Plan Amendments

     The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, in its sole and absolute discretion; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply.

     10.     Tax Withholding

     The Company shall have the power to withhold, or require an Eligible Director to remit to the Company, an amount sufficient to satisfy federal, state and local tax withholding requirements on any Director Option granted under the Plan, and the Company may withhold payment of cash or issuance of Common Shares until such requirements are satisfied. The Board may, in its discretion, permit an Eligible Director to elect, subject to such conditions as the Board shall impose, (a) to have Common Shares otherwise issuable under the Plan withheld by the Company or (b) to tender, either by actual delivery of Common Shares or by attestation, Common Shares acceptable to the Board, in each case having a Fair Market Value sufficient to satisfy all or part of the Eligible Director’s estimated total federal, state and local tax obligations associated with the transaction.

     11.     Requirements of Law

     The granting of Director Options and the issuance of Common Shares upon exercise of Director Options shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required. Notwithstanding the foregoing, no Common Shares shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any national securities exchange upon which the Common Shares are then listed or traded, or any applicable federal or state securities laws. The Board may cause a legend or legends to be placed on any such certificate to make appropriate reference to such restrictions.

     12.     Severability

     If any provision of the Plan or any Director Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Director Option or would disqualify the Plan or any Director Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Director Option, such provision shall be stricken as to such jurisdiction, Person or Director Option and the remainder of the Plan and any such Director Options shall remain in full force and effect.

     13.     Indemnification

     Each individual who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him/her in connection with or resulting from any claim, action, suit or proceeding to which he/she may be made a party or in which he/she may be involved by reason of any action taken or failure to act by the Board under the Plan and against and from any and all amounts paid by him/her in settlement thereof, with the Company’s approval, or paid by him/her in satisfaction of any judgment in any such action, suit or proceeding against him/her, provided he/she shall give the Company an opportunity, at its own expense, to handle and defend the same before he/she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such individuals may be entitled under the Company’s Amended Articles of Incorporation or Code of Regulations, by contract, as a matter of law.

     14.     Effective Date and Duration of Plan

     The Plan shall become effective on the date of the approval of the Plan by the Company’s shareholders (“Effective Date”). The Plan shall terminate the day following the tenth annual meeting of shareholders of the Company at which directors are elected succeeding the Effective Date unless the Plan is terminated by exhaustion of the Common Shares available for issuance under the Plan. Director Options outstanding on the date the Plan is terminated shall continue to have force and effect in accordance with the provisions of the Option Agreements evidencing such Director Options.

Appendix III

WORTHINGTON INDUSTRIES, INC.
2003 STOCK OPTION PLAN

     1.     Purpose

     The Worthington Industries, Inc. 2003 Stock Option Plan (herein referred to as the “Plan”) is intended to promote and advance the long-term interest of Worthington Industries, Inc. (“Worthington”) and its shareholders by enabling Worthington and its Subsidiaries (collectively, the “Company”) to attract, retain and reward employees and to strengthen the mutuality of interest between employees and Worthington’s shareholders. The Plan is designed to accomplish this purpose by granting Stock Options to selected employees thereby providing a financial incentive to pursue the long-term growth, profitability and financial success of the Company.

     2.     Definitions

     When used in this Plan, the following terms have the meanings given to them in this section unless another meaning is expressly provided elsewhere in this Plan or clearly required by the context. When applying these definitions, the form of any term or word will include any of its other forms.

(a) “Act” shall mean the Securities Exchange Act of 1934, as amended.

(b) “Award” or “Awards” shall mean a grant of a Stock Option made to a Participant under Section 6 of this Plan.

(c) “Award Agreement” means the written agreement between Worthington and each Participant that describes the terms and conditions of each Award.

(d) “Beneficiary” shall mean the person a Participant designates to receive (or exercise) any Plan benefits (or rights) that are unpaid (or unexercised) when the Participant dies. A Beneficiary may be designated only by following the procedures described in Section 14(b). Neither the Company nor the Committee is required to infer a Beneficiary from any other source.

(e) “Board” shall mean the Board of Directors of Worthington.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings issued under the Code.

(g) “Committee” shall mean the Board’s Compensation and Stock Option Committee (or the Board committee which succeeds to the appropriate duties of such Compensation and Stock Option Committee) which also constitutes a “compensation committee” within the meaning of Treas. Reg. §1.162-27(c)(4). The Committee will be comprised of at least three persons (i) each of whom is (A) an outside director, as defined in Treas. Reg. §1.162-27(e)(3)(i); (B) a “non-employee” director within the meaning of Rule 16b-3 under the Act; and (C) “independent” for purposes of the rules of any securities exchange, market or other quotation system on or through which the Common Shares are then listed or traded; and (ii) none of whom may receive remuneration from the Company in any capacity other than as a director, except as permitted under applicable laws, rules and regulations.

(h) “Common Shares” shall mean the Common Shares, without par value, of Worthington or any security of Worthington issued in substitution, exchange or in lieu thereof.

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(i) “Company” shall mean Worthington and its Subsidiaries, collectively.

(j) “Disability” shall mean, unless otherwise specified by the Committee and reflected in the Award Agreement:

(i) With respect to any Award other than an Incentive Stock Option, the Participant’s inability to perform his or her normal duties for a period of at least six months due to a physical or mental infirmity; or

(ii) With respect to an Incentive Stock Option, as defined in Code §22(e)(3).

(k) “Effective Date” shall mean the date this Plan is approved by Worthington’s shareholders.

(l) “Employee” shall mean any individual who, on an applicable Grant Date, is a common law employee of the Company. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company for any reason and on any basis will be treated as a common law employee only from the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.

(m) “Exercise Price” shall mean the price at which a Participant may exercise a Stock Option.

(n) “Fair Market Value” shall mean the value of one Common Share on any relevant date, determined under the following rules:

(i) If the Common Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(ii) If the Common Shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

(iii) If neither (i) nor (ii) applies, the fair market value as determined by the Committee in good faith.

(o) “Grant Date” shall mean the date as of which an Award is granted to a Participant.

(p) “Incentive Stock Option” shall mean any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q) “Non-Qualified Stock Option” shall mean any Stock Option granted under Section 6 that is not an Incentive Stock Option.

(r) “Participant” shall mean an Employee or former Employee of the Company who has been granted an Award under this Plan and who has an Award still outstanding.

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(s) “Plan” shall mean this Worthington Industries, Inc. 2003 Stock Option Plan, as set forth herein and as it may hereafter be amended.

(t) “Retirement” shall mean, unless the Committee specifies otherwise in the Award Agreement, the retirement of the Employee under the Company’s normal policies.

(u) “Stock Option” shall mean an Award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

(v) “Subsidiary” shall mean any corporation, partnership, limited liability company, or other form of entity of which Worthington owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation or of the capital or profits interest, if the entity is a partnership or another form of entity; or any other entity in which Worthington has a 20% or greater direct or indirect equity interest and which is designated a Subsidiary by the Committee for purposes of this Plan; provided, however, that no Employee of a Subsidiary in which Worthington has less than a 50% direct or indirect equity interest may be granted an Incentive Stock Option.

(w) “Ten-Percent Owner” shall mean any Employee who, at the time an Incentive Stock Option is granted, owns more than 10% of the outstanding voting shares of Worthington or any Subsidiary. For purposes of determining ownership of voting shares, an Employee shall be deemed to own all shares which are attributable to such Employee under Section 424(d) of the Code, including, but not limited to, shares owned, directly or indirectly, by or for the Employee’s brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants.

(x) “Termination or Terminated” shall mean, unless otherwise specified by the Committee and reflected in the Award Agreement, cessation of the employee-employer relationship between an Employee and the Company for any reason.

     3.     Participation

     To become a Participant, each Employee receiving an Award must (a) sign an Award Agreement; and (b) comply with any other terms and conditions as may be imposed by the Committee. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an Award Agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to Worthington, and otherwise complied with the then applicable terms and conditions.

     4.     Administration

(a) Committee Duties. The Committee shall administer the Plan and shall have all powers appropriate and necessary to that purpose. Consistent with the Plan’s objectives, the Committee may adopt, amend and rescind rules and regulations relating to the Plan and has complete discretion to make all other decisions (including whether a Participant has incurred a Disability) and take or authorize actions necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all persons.

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(b) Consistent with the terms of the Plan, the Committee will:

(i) Decide which Employees will be granted Awards; and

(ii) Specify the type of Award to be granted and the terms, not inconsistent with the Plan, upon which an Award will be granted.

(c) Delegation. The Committee may designate persons other than members of the Committee to carry out its responsibilities (including, without limitation, the granting of Awards) under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to Section 16(a) and 16(b) of the Act or Section 162(m) of the Code.

(d) Award Agreement. At the time any Award is made, Worthington will prepare and deliver an Award Agreement to each affected Participant. The Award Agreement will describe:

(i) The type of Award and when and how it may be exercised;

(ii) The effect of exercising the Award; and

(iii) Any other applicable terms and conditions affecting the Award.

(e) Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may “reprice” (as defined under rules issued by the securities exchange, market or other quotation system on or through which the Common Shares then are listed or traded) any Stock Option without the prior approval of the shareholders of Worthington.

     5.     Duration of, and Common Shares Subject to, Plan

(a) Term of Plan. The Plan shall become effective on the Effective Date and shall remain in effect until terminated by the Board, provided, however, that no Stock Option may be granted under this Plan more than ten years after the Effective Date and no ISO may be granted later than August 20, 2013.

(b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 11 of the Plan, is 7,000,000 Common Shares. Notwithstanding the foregoing, in no event shall more than 1,000,000 Common Shares be cumulatively available for Awards of Incentive Stock Options under the Plan. No Participant may be granted Awards under the Plan in any one calendar year with respect to more than 250,000 Common Shares.

     For the purpose of computing the total number of Common Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Common Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, unexercised before expiration, or settled in cash or otherwise than the issuance of Common Shares. In addition, if Common Shares are used as full or partial payment to the Company by a Participant of the Exercise Price upon exercise of a Stock Option, the number of Common Shares so used shall again be available for Awards under the Plan.

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     Common Shares which may be issued under the Plan may be either authorized and unissued Common Shares or previously issued Common Shares which have been reacquired by Worthington. No fractional Common Shares shall be issued under the Plan.

     6.     Grant of Stock Options

(a) Eligibility. Persons eligible for Awards under the Plan shall consist of all Employees of the Company.

(b) Stock Options. Stock Options may be granted under the Plan by the Committee in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable:

(i) Exercise Price. The Exercise Price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant, but in no event shall the Exercise Price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the Grant Date of such Stock Option; provided, however, that the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Shares on such Grant Date with respect to any Incentive Stock Option granted to a Ten-Percent Owner.

(ii) Vesting. Unless otherwise specified by the Committee and reflected in the Award Agreement, a Participant may not exercise a Stock Option granted under the Plan prior to that date which is 12 months after the Grant Date. Unless otherwise determined by the Committee, the Participant may exercise such Stock Option as follows:

(A) At any time after such 12 months, as to 20% of the Common Shares originally subject to the Stock Option;

(B) At any time after 24 months from the Grant Date as to 40% of the Common Shares originally subject to the Stock Option;

(C) At any time after 36 months from the Grant Date as to 60% of the Common Shares originally subject to the Stock Option;

(D) At any time after 48 months from the Grant Date as to 80% of the Common Shares originally subject to the Stock Option; and

(E) At any time after 60 months from the Grant Date, as to 100% of the Common Shares originally subject to the Stock Option.

(iii) Stock Option Term. Unless otherwise specified by the Committee and reflected in the Award Agreement, each Stock Option shall expire 10 years after the Grant Date; provided that any Incentive Stock Option granted to a Ten-Percent Owner shall expire no later than five years after the Grant Date.

     Subject to the other provisions of this Plan, any Stock Option which becomes exercisable shall remain exercisable until the date of expiration of the term of the Stock Option.

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     Subject to the provisions of Section 7, a Participant may not exercise any part of a Stock Option granted under this Plan unless, at the time of such exercise, the Participant has been in the continuous employment of the Company since the date such Stock Option was granted. The Committee may decide in each case whether leaves of absence for government or military service, illness, temporary disability or other reasons shall be deemed not to interrupt continuous employment for purposes of this paragraph.

     7.     Impact of Termination

(a) Retirement. Unless otherwise specified by the Committee and reflected in the Award Agreement, all Awards that are outstanding and exercisable upon the Retirement of an Employee, may be exercised at any time before the earlier of (i) the expiration date specified in the Award Agreement or (ii) 36 months (three months in the case of Incentive Stock Options) beginning on the Retirement date. The Committee may, in its sole discretion, elect to make any unvested portion of the Award exercisable as of the Retirement date of the Participant.

(b) Death or Disability. Unless otherwise specified by the Committee and reflected in the Award Agreement, all Awards that are outstanding and exercisable when an Employee is Terminated because of death or Disability, may be exercised by the Participant or the Participant’s Beneficiary at any time before the earlier of (i) the expiration date specified in the Award Agreement or (ii) 36 months (12 months in the case of an Incentive Stock Option) beginning on the date of death or Termination because of Disability. The Committee may, in its sole discretion, elect to make any unvested portion of the Award exercisable as of the date of death or Termination for Disability.

(c) Termination. Unless otherwise specified by the Committee and reflected in the Award Agreement, any Awards that are outstanding when an Employee is Terminated for any reason not described in Sections 7(a) and 7(b) will be forfeited.

     8.     Forfeitures

(a) Limits on Exercisability/Forfeiture of Exercised Awards. Regardless of any other provision of this Plan and unless the Committee specifies otherwise as reflected in the Award Agreement, a Participant who fails to comply with this Section 8(a) will forfeit all outstanding Awards.

     The forfeiture described in this Section will apply if the Participant:

(i) Without the Committee’s written consent, which may be withheld for any reason or for no reason, violates any non-competition covenant, employee non-solicitation covenant, or any similar agreement or covenant of the Participant in favor of the Company.

(ii) Deliberately engages in any action that the Committee concludes has caused or may cause harm to the interests of the Company;

(iii) Without the Committee’s written consent, which may be withheld for any reason or for no reason, discloses confidential and proprietary information relating to the Company’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s products,

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promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company to be proprietary and confidential and in the nature of Trade Secrets; or

(iv) Fails to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that have been produced by, received by or otherwise been submitted to the Participant in the course of the Participant’s employment with the Company.

(b) In the event a Participant or former Participant violates any non-competition covenant, employee non-solicitation covenant, or any similar agreement or covenant of the Participant or former Participant in favor of the Company, the Committee, in its sole discretion, may require such Participant or former Participant, to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant or former Participant at any time during the period beginning on that date which is six months prior to the earlier of (i) the date of such Participant’s or former Participant’s Termination; or (ii) the date any such violation occurs.

     9.     Method of Exercise

     A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the Exercise Price in cash or, if acceptable to the Committee, in its sole discretion, in Common Shares already owned by the Participant for at least six months prior to the exercise date or by surrendering outstanding Awards or any combination thereof (in each case valuing Common Shares at Fair Market Value on the date of exercise). The Committee shall determine acceptable methods for tendering Common Shares or outstanding Awards (including by attestation if permitted by applicable law, rules or regulations) and may impose such conditions on the use of Common Shares or outstanding Awards to exercise Stock Options as it deems appropriate.

     10.     Special Rule for Incentive Stock Options

     With respect to an Incentive Stock Option granted under the Plan, the aggregate Fair Market Value (determined as of the Grant Date of the Incentive Stock Option) of the number of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company) shall not exceed $100,000 or such other limit as may be required by the Code. No Incentive Stock Option may be granted after August 20, 2013.

     11.     Adjustments Upon Changes In Capitalization, Etc.

(a) The existence of this Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of Worthington to make or authorize any adjustment, recapitalization, reorganization or other change in Worthington’s capital structure or its business, any merger or consolidation of Worthington, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting Worthington’s capital stock or the rights thereof, the dissolution or liquidation of Worthington or any sale or transfer of all or any part of Worthington’s assets or business, or any other corporate act or proceeding.

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(b) In the event of any change in capitalization affecting the Common Shares of Worthington, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares or the price thereof, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Common Shares which may be subject to Awards granted to any Participant in any one calendar year, the number of Common Shares covered by each outstanding Award, and the Exercise Price in respect of outstanding Awards.

(c) The Committee may also make such adjustments in the number of Common Shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Worthington’s assets to shareholders.

     12.     Change in Control Provisions

(a) Effects of Change in Control. Subject to the provisions of Section 12(c), in the event of a Change in Control (as defined below) of Worthington, all Stock Options then outstanding shall become fully vested and exercisable as of the date of the Change in Control, whether or not then exercisable.

(b) Definitions.

(i) A “Change in Control” of Worthington shall have occurred when any Acquiring Person (other than (A) the Company, (B) any employee benefit plan of the Company or any trustee of or fiduciary with respect to any such employee benefit plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of Worthington owning in excess of 10% of the outstanding Common Shares of Worthington and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Common Shares then outstanding); or the Continuing Directors no longer constitute a majority of the Board.

(ii) “Acquiring Person” means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates of such person, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Common Shares then outstanding.

(iii) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act.

(iv) “Change in Control Price Per Share” shall mean the highest price per Common Share (A) paid by the Acquiring Person in connection with the transaction that results in the Change in Control; or (B) paid or offered by the Acquiring Person to acquire other Common Shares in excess of 1% of the outstanding Common Shares, at any time after the Change in Control and before the Participant exercises his or her election under Section 12(c), or, in the case of a Change in Control occurring solely by reason of events not related to a purchase of Common Shares, the highest Fair Market Value of a Common Share on any of the 30 consecutive trading days ending on the last trading day before the Change in Control occurs.

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(v) “Continuing Director” means any individual who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders of Worthington or appointed by the Board prior to the date as of which the Acquiring Person became an Acquiring Person or an individual designated (before his or her initial election or appointment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

(vi) “Whole Board” means the total number of directors which Worthington would have if there were no vacancies.

(c) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at, or at any time after, the time of grant of a Stock Option, a Participant holding a Stock Option shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the Exercise Price for the Common Shares being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the Exercise Price per Common Share under the Stock Option (the “Spread”) multiplied by the number of Common Shares granted under the Stock Option as to which the right granted under this Section 12(c) shall have been exercised; provided, that if the Change in Control is within six months of the Grant Date of a particular Stock Option held by a Participant who is an officer or director of Worthington and is subject to Section 16(b) of the Act, no such election shall be made by such Participant with respect to such Stock Option prior to six months from the Grant Date. However, if the end of such 60-day period from and after a Change in Control is within six months of the Grant Date of a Stock Option held by a Participant who is an officer or director of Worthington and is subject to Section 16(b) of the Act, such Stock Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effective on the day which is six months and one day after the Grant Date of such Stock Option, equal to the Spread multiplied by the number of Common Shares granted under the Stock Option.

(d) Alternative Awards. Section 12(a) will not apply to the extent that the Committee reasonably concludes in good faith before the Change in Control occurs that Awards will be honored or assumed or new rights substituted for the Awards (collectively, “Alternative Awards”) by the Participant’s employer (or the parent or a subsidiary of that employer) immediately after the Change in Control, provided that any Alternative Award must:

(i) Be based on stock that is (or, within 60 days of the Change in Control, will be) traded on an established securities market;

(ii) Provide the Participant rights and entitlements substantially equivalent to or better than the rights, terms and conditions of the Award for which it is substituted, including an identical or better exercise or vesting schedule and identical or better timing and methods of payment; and

(iii) Have substantially equivalent economic value to the Award (determined at the time of the Change in Control) for which it is substituted.

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     For purposes of this Section 12, a constructive Termination means a Termination by a Participant following a material reduction in the Participant’s compensation or job responsibilities (when compared to the Participant’s compensation and job responsibilities on the date of the Change in Control) or the relocation of the Participant’s principal place of employment to a location at least 50 miles from the Participant’s principal place of employment on the date of the Change in Control (or other location to which the Participant has been reassigned with the Participant’s written consent), in each case without the Participant’s written consent.

(e) Provisions Not Applicable. The provisions of this Section 12 shall not apply (i) if the Committee determines at the time of grant of an Award that such Section shall not apply in respect of such Award or (ii) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

     13.     Amendment, Modification and Termination of Plan

     The Board or the Committee may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Act, or any successor rule or regulation, (b) applicable requirements of the Code or (c) the rules of any securities exchange, market or other quotation system on or through on which the Company’s securities are listed or traded. Also, no Plan amendment may (i) result in the loss of a Committee member’s status as a “non-employee director” as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company, (ii) cause the Plan to fail to meet requirements imposed by Rule 16b-3 or (iii) without the consent of the affected Participant, adversely affect any Award granted before the amendment. However, nothing in this Section 13 will restrict the Committee’s right to exercise the discretion retained in the various provisions of this Plan.

     14.     Miscellaneous

(a) Assignability. Except as described in this Section 14(a) and Section 14(b), an Award may not be transferred except by will or the laws of descent and distribution and, during the Participant’s lifetime, may be exercised only by the Participant, the Participant’s guardian or legal representative.

(b) Beneficiary Designation. Each Participant may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive or to exercise any vested Award that is unexercised at the Participant’s death. Each designation made will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Participant has not made an effective Beneficiary designation, the deceased Participant’s Beneficiary will be the deceased Participant’s estate. The identity of a Participant’s designated Beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

(c) No Guarantee of Employment or Participation. Nothing in this Plan may be construed as: (i) interfering with or limiting the right of the Company to Terminate any Employee’s employment at any time; (ii) conferring on any Employee any right to continue as an employee of the Company; or (iii) guaranteeing that any Employee will receive any Awards.

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(d) Tax Withholding. The Company will withhold from other amounts owed to a Participant, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Award or purchase of Common Shares. If these amounts are not to be withheld from other payments due to the Participant (or if there are no other payments due to the Participant), the Company will defer payment of cash or issuance of Common Shares until the earlier of: (i) 30days after the settlement date; or (ii) the date the Participant remits the required amount.

If the Participant has not remitted the required amount within 30 days after the settlement date, the Company will permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state and local income, wage and employment taxes and distribute the balance to the Participant.

In its sole discretion, which may be withheld for any reason or for no reason, the Committee may permit a Participant to elect, subject to conditions the Committee establishes, to reimburse the Company for this tax withholding obligation through one or more of the following methods:

(i) By having Common Shares otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws);

(ii) By delivering to the Company previously acquired Common Shares that the Participant has owned for at least six months;

(iii) By remitting cash to the Company; or

(iv) By remitting a personal check immediately payable to the Company.

(e) Indemnification. Each individual who is or was a member of the Committee or of the Board will be indemnified and held harmless by Worthington against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit or proceeding to which such individual may be made a party or in which such individual may be involved by reason of any action taken or failure to take action under this Plan as a Committee member and against and from any and all amounts paid, with Worthington’s approval, by such individual in settlement of any matter related to or arising from this Plan as a Committee member or paid by such individual in satisfaction of any judgment in any action, suit or proceeding relating to or arising from this Plan against such individual as a Committee member, but only if such individual gives Worthington an opportunity, at its own expense, to handle and defend the matter before such individual undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this Section 14(e) is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under Worthington’s organizational documents, by contract, as a matter of law or otherwise.

(f) Requirements of Law. The grant of Awards and the issuance of Common Shares will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no Common Shares will be issued under this Plan unless Worthington is satisfied that the issuance of those Common Shares will comply with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to any stock transfer

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orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or other recognized market or quotation system upon which the Common Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under this Plan to make appropriate reference to restrictions within the scope of this Section 14(f).

(g) No Right to Employment. Neither the adoption of this Plan nor the granting of any Award shall confer upon any Employee of the Company any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to Terminate any of its Employees at any time, with or without cause.

(h) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. This Plan notwithstanding, the Company may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward Employees for their service with the Company.

(i) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

(j) Governing Law. This Plan and all rules, regulations and actions hereunder shall be governed by and construed in accordance with the laws (other than laws governing conflicts of laws) of the State of Ohio and applicable federal laws.

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Appendix IV

WORTHINGTON INDUSTRIES, INC.
1997 LONG-TERM INCENTIVE PLAN

     Section 1. Purpose

     The purposes of the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the “Plan”) are to encourage selected key employees of Worthington Industries, Inc. and its subsidiaries (collectively the “Company”) to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of share owners, and to enhance the ability of the Company to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

     Section 2. Administration

     The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provision of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any shareholder, and any employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     Section 3. Duration of, and Shares Subject to Plan

(a) Term. The Plan shall remain in effect until terminated by the Board, provided, however, that no Incentive Stock Option may be granted more than ten (10) years after the Effective Date of the Plan.

(b) Shares Subject to the Plan. The maximum number of Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 3(c) of the Plan, is 4,500,000 Shares. Notwithstanding the foregoing, in no event shall more than 1,000,000 Shares be cumulatively available for Awards of Incentive Stock Options under the Plan and provided further that no Participant may be granted Awards in any one calendar year with respect to more than two hundred thousand (200,000) Shares.

For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Award as of the dates on which such Awards are granted. Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or property other than Shares or exchanged for other Awards (to the extent of such forfeiture, termination or expiration of such Awards), or if the Shares subject thereto can otherwise no longer be issued. Further, any Shares which are used as full or partial payment to the Company by a Participant of the purchase price of Shares upon exercise of a Stock Option shall again be available for Awards under the Plan.

Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under the Plan.

(c) Changes in Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off, exchange of shares or similar transaction or other change in corporate structure or capitalization affecting the Shares or the price thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to, Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

     Section 4. Eligibility

     Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant.

     Section 5. Stock Options

     Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. The provisions of Options need not be the same with respect to each recipient.

(a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such purchase price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option.

(b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted.

(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless other determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option.

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

(e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

     Section 6. Stock Appreciation Rights

     Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 5. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     Section 7. Restricted Stock

(a) Issuance. Restricted Stock Awards may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee in its sole discretion and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Restricted Stock Awards shall contain such limitations, terms and conditions and other provisions as determined by the Committee in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

(c) Forfeiture. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company, for the purchase price paid by the Participant or such other consideration (or no consideration) as set by the Committee as part of the terms and conditions of the Award, provided that except as provided in Section 11, in the event of a Participant’s retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee after the period of forfeiture, as determined or modified by the Committee, shall expire.

     Section 8. Performance Awards

     Performance Awards may be issued hereunder to Participants, either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee, in its sole discretion, and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. The performance criteria to be achieved during any Performance Period, the length of the Performance Period and the other terms and conditions and provisions with respect to the Award shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 10, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period. The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Units made in any one calendar year shall be $2,500,000. The provisions of Performance Awards need not be the same with respect to each recipient.

     Section 9. Other Stock Unit Awards

(a) Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine.

(b) Terms and Conditions. Other Stock Unit Awards granted under this Section 9 may be issued for such consideration as determined by the Committee in its sole discretion, and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 9 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market

Value of such Shares or other securities as of the date such purchase right is awarded. The terms and conditions and other provisions with respect to Other Stock Unit Awards shall be determined by the Committee. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

Section 10. Change in Control Provisions

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of Section 10(d), in the event of a Change in Control:

(i) Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable unless it shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

(iv) The restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(b) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at, or at any time after the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the Purchase Price for the Shares being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option (the “Spread”) multiplied by the number of Shares granted under the Option as to which the right granted under this Section 10(b) shall have been exercised; provided, that if the Change in Control is within six months of the date of grant of a particular Option held by a Participant who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such Participant with respect to such Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change-in-Control is within six months of the date of grant of an Option held by a Participant who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares granted under the Option.

(c) Pooling Transaction. Notwithstanding any other provision of this Plan, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that (after giving effect to any other actions taken to cause such transaction to be eligible for such pooling-of-interests accounting treatment) but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Shares with a Fair Market Value equal to the cash that would otherwise be payable pursuant thereto.

(d) Provisions not Applicable. The provisions of this Section 10 shall not apply (i) if the Committee determines at the time of grant that such Section shall not apply or (ii) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

Section 11. Code Section 162(m) Provisions

(a) Applicability. Notwithstanding any other provision of this Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award a Covered Employee then the Committee may provide that this Section 11 is applicable to such Award.

(b) Performance Goals. If an Award is subject to this Section 11, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total stockholder return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or an Affiliate or division of the Company for or within which the Participant is primarily employed, or such other measures as the Committee may determine to comply with the requirements of Section 162(m) of the Code and the regulations thereunder. Such Performance Goals also may be based upon the attaining specified levels of performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

(c) Limitations on Adjustments. Notwithstanding any provision of this Plan other than Section 10, with respect to any Award that is subject to this Section 11, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 11 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162 (m)(4)(B) of the Code or any successor thereto.

     Section 12. Amendments and Terminations

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of an Optionee or Participant under an Award theretofore granted, without the optionee’s or Participant’s consent, or that without the approval of the Stockholders would:

(a) except as is provided in Section 3(c) of the Plan, increase the total number of shares reserved for the purpose of the Plan; or

(b) change the employees or class of employees eligible to participate in the Plan.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent.

     Section 13. General Provisions

(a) No Assignment. Unless the Committee determines otherwise at the time the Award is granted, no Award, and no Shares subject to Awards described in Section 9 which have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(b) Term of Awards. The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(c) No Right to Award. No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

(d) Written Agreement Required. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(e) Adjustments. Except as provided in Section 11, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(f) Cancellations and Forfeitures. The Committee shall have full power and authority to determine whether, to what extent, and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee.

In the event a Participant terminates his or her employment with the Company for any reason whatsoever, and within eighteen (18) months after the date thereof becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant’s termination of employment with the Company.

(g) Securities Laws Restrictions. No Shares shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h) Deferrals. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

(i) Payment Requirements. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(j) Withholding. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain Shares.

(k) Other Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is otherwise required, and such arrangements may be either generally applicable or applicable only in specific cases.

(l) Applicable Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

(m) Invalid Provisions. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(n) Foreign Nationals. Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

(o) No Right to Employment. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

(p) Treatment as Compensation for Other Purposes. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company plans. The Plan notwithstanding, the Company may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward employees for their service with the Company.

Section 14. Effective Date of the Plan

The Plan shall be effective on the Effective Date.

     Section 15. Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

          (a)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Dividend Equivalent, Other Stock Unit Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

          (b)     “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c)     “Board” shall mean the Board of Directors of Worthington Industries, Inc.

          (d)     “Change in Control” shall mean the following:

(i) A Change in Control shall have occurred when any Acquiring Person (other than (A) Worthington or any Worthington Subsidiary, (B) any employee benefit plan of the Company or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of this Company and owning in excess of ten percent (10%) of the outstanding shares of the Company and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

(ii) “Acquiring Person” means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

(iii) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(iv) “Continuing Director” means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders or appointed by the Board prior to the date as of which the acquiring Person became a Substantial Shareholder (as such term is defined in Article Six of the Company’s Certificate of Incorporation) or, a person designated (before his initial election or employment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

(v) “Whole Board” means the total number of directors which the Company would have if there were no vacancies.

          (e)     “Change in Control Price Per Share” shall mean the highest price per Share (i) paid by the Acquiring Person in connection with the transactions that results in the Change in Control; or (ii) paid or offered by the Acquiring Person, to acquire other Shares in excess of 1% of the outstanding shares, at any time after the change in control and before the Participant exercises his election under Section 10(b).

          (f)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (g)     “Committee” shall mean the Compensation and Stock Option Committee of the Board, composed of no fewer than three directors, each of whom is a Disinterested Person and an “outside director” within the meaning of Section 162(m) of the Code.

          (h)     “Company” shall mean Worthington Industries, Inc., a Delaware corporation, and its subsidiaries, direct or indirect. Subsidiaries of the Company shall include any entity of which the Company owns 50% or more.

          (i)     “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code.

          (j)     “Disinterested Person” shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission.

          (k)     “Dividend Equivalent” shall mean any right granted pursuant to Section 14(h) hereof.

          (l)     “Effective Date” shall mean September 18, 1997.

          (m)     “Employee” shall mean any salaried employee of the Company. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be a subsidiary of Worthington, even if he or she continues to be employed by such employer.

          (n)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (o)     “Fair Market Value” shall mean, with respect to any property, the fair market value of such property determined pursuant to the regulations issued under Section 422 of the Code or by such other methods or procedures as shall be established from time to time by the Committee.

          (p)     “Incentive Stock Option” shall mean an Option granted under Section 5 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (q)     “Non-Qualified Stock Option” shall mean an Option granted under Section 5 hereof that is not intended to be an Incentive Stock Option.

          (r)     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

          (s)     “Other Stock Unit Award” shall mean any right granted to a Participant by the Committee pursuant to Section 9 hereof.

          (t)     “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

(u) “Performance Award” shall mean any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

(v) “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goal specified by the Committee with respect to such Award are to be measured.

(w) “Performance Share” shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(x) “Performance Unit” shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(y) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

(z) “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(aa) “Restricted Stock Award” shall mean an award of Restricted Stock under Section 7 hereof.

(bb) “Shares” shall mean the shares of common stock, $.01 par value, of the Company and such other securities of the Company as the Committee may from time to time determine.

(cc) “Stock Appreciation Right” shall mean any right granted to a Participant pursuant to Section 6 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, other than in the case of substitute awards, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(dd) “Worthington” shall mean Worthington Industries, Inc., an Ohio corporation.

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WORTHINGTON INDUSTRIES, INC.                                            PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.
PLEASE SIGN AND DATE THIS PROXY CARD ON THE LINES BELOW AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE.

The undersigned hereby constitutes and appoints John P. McConnell, John T.
Baldwin and Dale T. Brinkman, or any of them, the proxy or proxies of the undersigned to attend and vote at the Annual Meeting of Shareholders of
Worthington Industries, Inc. (the "Company") to be held at the Worthington
Industries Athletic Center, 905 Dearborn Drive, Columbus, Ohio, on September 25,
2003, at 2:00 p.m., Eastern Daylight Time, and at any adjournment, all of the
Common Shares of the Company that the undersigned is entitled to vote at such meeting or any adjournment.

All Proxies previously given by the undersigned are hereby revoked.

                                ------------------------------------------------
                                Signature

                                ------------------------------------------------
                                Joint Owner Signature

                                Date:                                      ,2003
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                                person should sign in the entity's name. If the
                                Common Shares represented by this Proxy are held
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